UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number   811-5531
                                   ---------------------------------------------



                       MassMutual Participation Investors
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


          1500 Main Street, P.O. Box 15189, Springfield, MA 01115-5189
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)


      Patricia J. Walsh, Vice President, Secretary and Chief Legal Officer
    1500 Main Street, Suite 2800, P.O. Box 15189, Springfield, MA 01115-5189
--------------------------------------------------------------------------------
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  413-226-1000
                                                    ----------------------------

Date of fiscal year end:  12/31
                          ------------------

Date of reporting period: 12/31/09
                          ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 110 F Street NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORT TO STOCKHOLDERS.

         Attached hereto is the annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

[LOGO]  MassMutual Participation Investors
        2009 Annual Report

MASSMUTUAL PARTICIPATION INVESTORS
c/o Babson Capital Management LLC
1500 Main Street
P.O. Box 15189
Springfield, Massachusetts 01115-5189
(413) 226-1516
http://www.BabsonCapital.com/mpv

ADVISER
Babson Capital Management LLC
1500 Main Street, P.O. Box 15189
Springfield, Massachusetts 01115-5189

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
Boston, Massachusetts 02110

COUNSEL TO THE TRUST
Ropes & Gray LLP
Boston, Massachusetts 02110

CUSTODIAN
Citibank, N.A.
New York, New York 10043

TRANSFER AGENT & REGISTRAR
Shareholder Financial Services, Inc.
P.O. Box 173673
Denver, Colorado 80217-3673
1-800-647-7374

PROXY VOTING POLICIES & PROCEDURES;
PROXY VOTING RECORD

The Trustees of MassMutual Participation Investors (the "Trust") have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Babson Capital Management LLC ("Babson Capital"). A description of Babson Capital's proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 1-866-399-1516; (2) on the Trust's website at http://www.BabsonCapital.com/mpv; and (3) on the U.S. Securities and Exchange Commission's ("SEC") website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2009 is available (1) on the Trust's web-site at http://www.BabsonCapital.com/mpv; and (2) on the SEC's website at http://www.sec.gov.

FORM N-Q
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the SEC's website at http://www. sec.gov; and (ii) at the SEC's Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available on the Trust's website at http:// www.BabsonCapital.com/mpv or upon request by calling, toll-free, 1-866-399-1516.


OFFICERS OF THE TRUST

Clifford M. Noreen
Chairman

Michael L. Klofas
President

Michael P. Hermsen
Vice President

Richard E. Spencer, II
Vice President

Jill A. Fields
Vice President

James M. Roy
Vice President
& Chief Financial
Officer

Patricia J. Walsh
Vice President,
Secretary & Chief
Legal Officer

MASSMUTUAL PARTICIPATION INVESTORS

MASSMUTUAL PARTICIPATION INVESTORS IS A CLOSED-END INVESTMENT COMPANY, FIRST OFFERED TO THE PUBLIC IN 1988, WHOSE SHARES ARE TRADED ON THE NEW YORK STOCK EXCHANGE.

INVESTMENT OBJECTIVE & POLICY

MassMutual Participation Investors (the "Trust") is a closed-end investment company, first offered to the public in 1988, whose shares are traded on the New York Stock Exchange under the trading symbol "MPV". The Trust's share price can be found in the financial section of most newspapers as "MassPrt" or "MassMuPrt" under either the New York Stock Exchange listings or Closed-End Fund listings.

The Trust's investment objective is to maximize total return by providing a high level of current income, the potential for growth of income, and capital appreciation. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations purchased directly from their issuers, which tend to be smaller companies. At least half of these investments normally include equity features such as warrants, conversion rights, or other equity features that provide the Trust with the opportunity to realize capital gains. The Trust will also invest in publicly traded debt securities (including high yield securities), again with an emphasis on those with equity features, and in convertible preferred stocks and, subject to certain limitations, readily marketable equity securities. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal. In addition, the Trust may temporarily invest in high quality, readily marketable securities.

Babson Capital Management LLC ("Babson Capital") manages the Trust on a total return basis. The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders quarterly in January, May, August, and November. All registered shareholders are automatically enrolled in the Dividend Reinvestment and Cash Purchase Plan unless cash distributions are requested.

In this report you will find a complete listing of the Trust's holdings. We encourage you to read this section carefully for a better understanding of the Trust. We cordially invite all shareholders to attend the Trust's Annual Meeting of Shareholders, which will be held on April 16, 2010 at 1:30 P.M. in Springfield, Massachusetts.

PORTFOLIO COMPOSITION AS OF 12/31/09*

                            [PIE CHART APPEARS HERE]

                PRIVATE / RESTRICTED          PUBLIC EQUITY
                EQUITY                        0.5%
                12.0%
                                              PRIVATE / 144A HIGH
                CASH & SHORT-TERM             YIELD DEBT
                INVESTMENTS                   68.6%
                8.8%

                PUBLIC HIGH YIELD
                DEBT
                10.1%

*Based on value of total investments (including cash)

TOTAL ANNUAL PORTFOLIO RETURN (AS OF 12/31 EACH YEAR)*

                            [BAR CHART APPEARS HERE]

MASSMUTUAL PARTICIPATION            8.11    3.41    5.70   23.72   25.14   22.51   18.64    9.95   -6.01   7.60
INVESTORS (BASED ON CHANGE
IN THE NET ASSET VALUE WITH
REINVESTED DIVIDENDS)

RUSSELL 2000 INDEX                 -3.03    2.49  -20.48   47.25   18.33    4.55   18.37   -1.57  -33.79  27.17

BARCLAYS CAPITAL U.S.              -5.86    5.28   -1.41   28.97   11.13    2.74   11.85    1.87  -26.16  58.21
CORPORATE HIGH YIELD INDEX

                                    2000    2001    2002    2003    2004    2005    2006    2007    2008   2009

* Data for MassMutual Participation Investors (the "Trust") represents portfolio returns based on change in the Trust's net asset value assuming the reinvestment of all dividends and distributions. These returns differ from the total investment return based on market value of the Trust's shares due to the difference between the Trust's net asset value and the market value of its shares outstanding (see page 12 for total investment return based on market value). Past performance is no guarantee of future results.

TO OUR SHAREHOLDERS
As the Trust announced in January of 2009, Roger W. Crandall stepped down as a Trustee and Chairman of the Board of Trustees as a result of his new position as President and Chief Executive Officer of Massachusetts Mutual Life Insurance Company. Clifford M. Noreen, the Trust's former President, was appointed as a Trustee and elected to replace Mr. Crandall as Chairman of the Board of Trustees. Additionally, I was elected to succeed Mr. Noreen as President of the Trust.

I am pleased to share with you the Trust's Annual Report for the year ended December 31, 2009.

THE TRUST'S 2009 PORTFOLIO PERFORMANCE
The Trust's net total portfolio rate of return for 2009 was 7.60%, as measured by the change in net asset value and assuming the reinvestment of all dividends and distributions. The Trust's total net assets were $108,925,375, or $10.91 per share, as of December 31, 2009. This compares to $110,175,930, or $11.10 per share, as of December 31, 2008. The Trust paid a quarterly dividend of 25 cents per share for each of the four quarters of 2009. Including the fourth quarter dividend paid in January 2010, total dividends for the year were $1.00 per share, which was unchanged from the prior year. We are pleased to be able to maintain the Trust's dividend despite the extremely challenging economic environment during 2009.

The table below lists the average annual net returns of the Trust's portfolio, based on the change in net assets and assuming the reinvestment of all dividends and distributions. Average annual returns of the Barclays Capital U.S. Corporate High Yield Index and the Russell 2000 Index for the 1, 3, 5 and 10 years ended December 31, 2009 are provided for comparison purposes only.


                                      Barclays Capital U.S.          Russell
                   The Trust       Corporate High Yield Index      2000 Index
--------------------------------------------------------------------------------
1 Year               7.60%                  58.21%                   27.17%
--------------------------------------------------------------------------------
3 Year               3.60%                   5.97%                   -6.07%
--------------------------------------------------------------------------------
5 Year              10.08%                   6.46%                   -0.51%
--------------------------------------------------------------------------------
10 Year             11.45%                   6.71%                    3.51%
--------------------------------------------------------------------------------
Past performance is no guarantee of future results.

MARKET CONDITIONS

The year 2009 opened with the entire global economy mired in a deep recession rooted in the mortgage and credit crisis that unfolded in mid-2007. This grim environment continued into March. With unprecedented stimulus from governments around the world, however, the financial markets began a rally that lifted both equity and bond markets through the end of the year. The Dow Jones Industrial Average gained 18.8% for the year, but was up nearly 60% from its March 2009 low. Asset classes that were among the poorest performers in 2008 had some of the largest advances in 2009. These asset classes included high yield bonds and loans, which both reported gains of more than 50%, according to Barclays Capital.

After the celebrated rally, however, questions remain about what is next for the U.S. economy. The unemployment rate, according to the U.S. Department of Labor, ended 2009 at 10%, up from 7.1% at year-end 2008, with expectations that it will remain high throughout 2010. Inflation was 2.7% in 2009, compared to just 0.1% in 2008. The value of the dollar varied widely versus the currencies of the main U.S. trading partners in 2009, and the 2010 outlook remains unclear. The massive U.S. stimulus spending also raises concerns about potential tax increases to finance the national debt, which creates uncertainty for investors and companies alike. It is possible that corporate credit defaults have peaked: after rising for 23 straight months since January 2008, the Moody's Investors Service global issuer-weighted speculative-grade default rate declined in December 2009, though it still finished the year at 12.5%, well above its historical average of 5%. Moody's predicts defaults will fall dramatically in 2010.

PORTFOLIO ACTIVITY

Similar to 2008, the Trust's investment activity was very sporadic during 2009. During the first and second quarters of the year, middle market buyout activity was quite low due to a shortage of available credit. Senior lending capacity, one of the key drivers of buyout activity, was limited as these capital providers refrained from taking risk. As a result, the Trust was able to complete only three new private placement transactions during the first half of 2009. Beginning in the third quarter of 2009, banks and other senior debt providers slowly began to make more capital available to finance middle market transactions and the Trust's investment activity increased correspondingly. During the second half of 2009, the Trust completed seven new private placement transactions.

For the full year 2009, the Trust closed ten new private placement transactions and made add-on investments in seven existing portfolio companies. Total private placement investments in 2009 were $13,887,651. In 2008, the Trust closed 23 new private placement transactions and nine add-on investments aggregating $28,001,715. While the Trust invested fewer dollars in 2009, we are nonetheless pleased with the Trust's level of investment activity given the significant decline in middle market buyout transactions that occurred during the year and reports of other middle market mezzanine investors struggling to close any deals. We are also pleased to report that the trend towards lower leverage and more conservative capital structures which began in early 2008 continued throughout 2009. In addition, return expectations for the Trust's new investments continued to be more favorable than they have been for several years.

New private placement investments completed during 2009 were: A E Company, Inc.; A S C Group, Inc.; Apex Analytix Holding Corporation; Custom Engineered Wheels, Inc.; International Offshore Services LLC; Northwest Mailing Services, Inc.; Precision Wire Holding Company; Sencore Holding Company; Spartan Foods Holding Company; and Telecorps Holdings, Inc.

In addition, the Trust added to existing private placement investments in Arrow Tru-Line Holdings, Inc.; K P I Holdings, Inc.; NetShape Technologies, Inc.; Postle Aluminum Company LLC; Telecorps Holdings, Inc.; Visioneering, Inc.; and Vitex Packaging Group, Inc.

As 2009 drew to a close, we had some very positive news from the portfolio. A T I Acquisition Company and Vitality Foodservice, Inc. were both sold in late December and the Trust realized significant gains on its investments in these companies. These transactions represented the first meaningful realization activity for the Trust's portfolio since the early part of 2008.

In contrast to the positive developments around realization activity, however, is the fact that the weak economy that existed during most of 2009 negatively impacted the financial performance of many of the Trust's portfolio companies. Many of these companies had to amend their debt covenants, raise additional capital, or request relief from their debt service requirements. We spent considerable time working closely with the transaction sponsors and the management teams of these portfolio companies to remedy these situations during 2009.

2009                Record           Ordinary           Tax         Long-Term
Dividends            Date             Income           Effect         Gains
--------------------------------------------------------------------------------
Regular            5/4/2009           0.2500                            --
                   8/3/2009           0.2500                            --
                 10/26/2009           0.2500                            --
                 12/31/2009           0.2500                            --
--------------------------------------------------------------------------------
                                     $1.0000            $1.00         $ --
================================================================================
The Trust did not have distributable net long-term capital gains in 2009.

                      Qualified for Dividend                                     Interest Earned on
Annual Dividend         Received Deduction*         Qualified Dividends**      U.S. Gov't. Obligations
Amount Per Share    Percent   Amount Per Share   Percent   Amount Per Share   Percent   Amount Per Share
---------------------------------------------------------------------------------------------------------
    $1.00           0.0000%       0.0000         0.0000%        0.0000        0.0000%        0.0000
=========================================================================================================

*  Not available to individual shareholders
** Qualified dividends are reported in Box 1b on IRS Form 1099-Div for 2009

OUTLOOK FOR 2010

The year 2010 opened with many breathing a sigh of relief, looking back on how difficult the previous 18 months had been and how the worst now seems to be behind us. The housing market, where much of the trouble started, seems to have bottomed out. Companies have begun to report improved profits, primarily due to cost-cutting rather than sales growth. The Federal Reserve has held fast on a policy of near zero interest rates, providing needed liquidity to the market.

But companies still need to grow revenues to create more jobs, and financial institutions need to lend money to fund expansion and capital investments. Government stimulus cannot continue forever and the Federal Reserve will eventually have to move away from its easy money policy. It is uncertain how the economy will react in 2010 to these and other developments.

We have begun 2010 with a reasonable backlog of new investment opportunities and an expectation that leverage and pricing conditions will also continue to be favorable for the Trust. We are hopeful that realization activity will increase in 2010 due to the pent-up demand for such transactions. However, we still expect 2010 to be another challenging year as the Trust's portfolio companies rebound from the affects of the economic recession.

Regardless of the economic environment, the Trust continues to employ the investment philosophy that has served it well since its inception: investing in companies which we believe have a strong business proposition, solid cash flow and experienced, ethical management. This philosophy, along with Babson Capital's seasoned investment-management team, positions the Trust well to meet its investment objectives and policies. As always, I would like to thank you for your continued interest in and support of MassMutual Participation Investors.

Sincerely,

/s/ Michael L. Klofas

Michael L. Klofas
President


Cautionary Notice: Certain statements contained in this report may be "forward looking" statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date in which they are made and which reflect management's current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust's trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust's current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

FINANCIAL REPORT

Consolidated Statement of Assets and Liabilities                          8

Consolidated Statement of Operations                                      9

Consolidated Statement of Cash Flows                                     10

Consolidated Statements of Changes in Net Assets                         11

Consolidated Financial Highlights                                        12

Consolidated Schedule of Investments                                  13-34

Notes to Consolidated Financial Statements                            35-40

Report of Independent Registered Public Accounting Firm                  41

Interested Trustees                                                   42-43

Independent Trustees                                                  44-46

Officers of the Trust                                                    47

MASSMUTUAL PARTICIPATION INVESTORS

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS:
Investments
 (See Consolidated Schedule of Investments)
Corporate restricted securities at fair value
  (Cost - $113,848,465)                                            $ 96,237,704
Corporate restricted securities at market value
  (Cost - $2,541,312)                                                 2,555,270
Corporate public securities at market value
  (Cost - $13,931,954)                                               12,927,461
Short-term securities at amortized cost                               7,521,626
--------------------------------------------------------------------------------
                                                                    119,242,061
--------------------------------------------------------------------------------

Cash                                                                  3,281,242
Interest receivable                                                   1,522,195
Receivable for investments sold                                          45,613
--------------------------------------------------------------------------------
  TOTAL ASSETS                                                      124,091,111
--------------------------------------------------------------------------------

LIABILITIES:
Dividend payable                                                      2,495,810
Investment advisory fee payable                                         245,082
Note payable                                                         12,000,000
Interest payable                                                         88,933
Accrued expenses                                                        156,827
Accrued taxes payable                                                   120,963
Other payables                                                           58,121
--------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                  15,165,736
--------------------------------------------------------------------------------
  TOTAL NET ASSETS                                                 $108,925,375
--------------------------------------------------------------------------------

NET ASSETS:

Common shares, par value $.01 per share; an unlimited
  number authorized                                                $     99,832
Additional paid-in capital                                           93,100,508
Retained net realized gain on investments, prior years               32,871,737
Undistributed net investment income                                   1,272,124
Accumulated net realized gain on investments                            267,433
Net unrealized depreciation of investments                          (18,686,259)
--------------------------------------------------------------------------------
  TOTAL NET ASSETS                                                 $108,925,375
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON SHARES ISSUED AND OUTSTANDING                                  9,983,239
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                          $      10.91
--------------------------------------------------------------------------------

See Notes to Consolidated Financial Statements

MASSMUTUAL PARTICIPATION INVESTORS

CONSOLIDATED STATEMENT OF OPERATIONS
For the year ended December 31, 2009

INVESTMENT INCOME:

Interest                                                           $ 11,596,580
Dividends                                                                   792
Other                                                                    16,346
--------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME                                            11,613,718
--------------------------------------------------------------------------------

EXPENSES:

Investment advisory fees                                                981,170
Interest                                                                696,000
Trustees' fees and expenses                                             165,750
Professional fees                                                       149,750
Reports to shareholders                                                 108,000
Custodian fees                                                           25,000
Transfer agent/registrar's expenses                                      19,000
Other                                                                    93,520
--------------------------------------------------------------------------------
  TOTAL EXPENSES                                                      2,238,190
--------------------------------------------------------------------------------
INVESTMENT INCOME - NET                                               9,375,528
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments before taxes                         1,022,367
Income tax expense                                                       (9,792)
--------------------------------------------------------------------------------
Net realized gain on investments after taxes                          1,012,575
--------------------------------------------------------------------------------
Net change in unrealized depreciation of investments before taxes    (2,214,915)
Net change in deferred income tax expense                               (84,963)
--------------------------------------------------------------------------------
Net change in unrealized depreciation of investments after taxes     (2,299,878)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                              (1,287,303)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $  8,088,225
--------------------------------------------------------------------------------

See Notes to Consolidated Financial Statements

                                              MASSMUTUAL PARTICIPATION INVESTORS

CONSOLIDATED STATEMENT OF CASH FLOWS
For the year ended December 31, 2009

NET INCREASE IN CASH:
Cash flows from operating activities:

 Purchases/Proceeds/Maturities from short-term portfolio
  securities, net                                                  $ (1,783,828)
 Purchases of portfolio securities                                  (27,482,616)
 Proceeds from disposition of portfolio securities                   30,475,037
 Interest, dividends and other income received                       11,171,000
 Interest expense paid                                                 (696,000)
 Operating expenses paid                                             (1,524,661)
 Income tax refund, net                                                   3,208
--------------------------------------------------------------------------------
  NET CASH PROVIDED BY OPERATING ACTIVITIES                          10,162,140
--------------------------------------------------------------------------------

Cash flows from financing activities:
 Cash dividends paid from net investment income                      (9,941,269)
 Receipts for shares issued on reinvestment of dividends                616,488
--------------------------------------------------------------------------------
  NET CASH USED FOR FINANCING ACTIVITIES                             (9,324,781)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET INCREASE IN CASH                                                    837,359
--------------------------------------------------------------------------------
Cash - beginning of year                                              2,443,883
--------------------------------------------------------------------------------
CASH - END OF YEAR                                                 $  3,281,242
--------------------------------------------------------------------------------

RECONCILIATION OF NET INCREASE IN NET ASSETS TO NET
CASH PROVIDED BY OPERATING ACTIVITIES:

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $  8,088,225
--------------------------------------------------------------------------------
Decrease in investments                                               2,139,574
Decrease in interest and dividends receivable                            18,533
Decrease in receivable for investments sold                              63,038
Decrease in payable for investments purchased                          (412,776)
Decrease in investment advisory fee payable                              (2,814)
Increase in accrued expenses                                             10,413
Increase in accrued taxes payable                                       247,963
Increase in other payables                                                9,984
--------------------------------------------------------------------------------
  Total adjustments to net assets from operations                     2,073,915
--------------------------------------------------------------------------------
  Net cash provided by operating activities                        $ 10,162,140
--------------------------------------------------------------------------------

See Notes to Consolidated Financial Statements

                                              MASSMUTUAL PARTICIPATION INVESTORS

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2009 and 2008

                                                          2009         2008
--------------------------------------------------------------------------------
DECREASE IN NET ASSETS:
OPERATIONS:
Investment income - net                              $  9,375,528  $ 10,671,937
Net realized gain (loss) on investments                 1,012,575    (1,165,028)
Net change in unrealized depreciation of investments   (2,299,878)  (16,888,301)
--------------------------------------------------------------------------------
 Net increase (decrease) in net assets resulting
  from operations                                       8,088,225    (7,381,392)
--------------------------------------------------------------------------------

Increase from common shares issued on reinvestment
 of dividends
 Common shares issued (2009 - 55,996; 2008 - 65,632)      616,488       847,131

Dividends to shareholders from:
 Net investment income (2009 - $1.00 per
  share; 2008 - $1.00 per share)                       (9,955,268)   (9,915,143)
--------------------------------------------------------------------------------
  Total decrease in net assets                         (1,250,555)  (16,449,404)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net assets, beginning of year                         110,175,930   126,625,334
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net assets, end of year (including undistributed
net investment income of $1,272,124 and $1,781,677,
respectively)                                        $108,925,375  $110,175,930
--------------------------------------------------------------------------------

See Notes to Consolidated Financial Statements

MASSMUTUAL PARTICIPATION INVESTORS

CONSOLIDATED FINANCIAL HIGHLIGHTS
Selected data for each share of beneficial interest outstanding:

                                                        FOR THE YEARS ENDED DECEMBER 31,
                                              2009        2008        2007        2006        2005
------------------------------------------------------------------------------------------------------
 NET ASSET VALUE: BEGINNING OF YEAR         $    11.10  $    12.84  $    12.90  $    12.21  $    11.13
------------------------------------------------------------------------------------------------------
Net investment income(a)                          0.94        1.08        1.23        1.10        0.99
Net realized and unrealized gain
  (loss) on investments                          (0.13)      (1.82)      (0.05)       0.77        1.09(b)
------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                 0.81       (0.74)       1.18        1.87        2.08
------------------------------------------------------------------------------------------------------
Dividends from net investment income to
  common shareholders                            (1.00)      (1.00)      (1.23)      (1.18)      (1.01)
Dividends from net realized gain on
  investments to common shareholders               --          --        (0.02)      (0.01)        --
Increase from dividends reinvested                0.00(c)     0.00(c)     0.01        0.01        0.01
------------------------------------------------------------------------------------------------------
 TOTAL DIVIDENDS                                 (1.00)      (1.00)      (1.24)      (1.18)      (1.00)
------------------------------------------------------------------------------------------------------
 NET ASSET VALUE: END OF YEAR               $    10.91  $    11.10  $    12.84  $    12.90  $    12.21
------------------------------------------------------------------------------------------------------
 PER SHARE MARKET VALUE: END OF YEAR        $    12.20  $     9.05  $    13.18  $    14.70  $    14.05
------------------------------------------------------------------------------------------------------
Total investment return
  Net asset value(d)                             7.60%      (6.01%)      9.95%      18.64%      22.51%
  Market value                                  40.86%     (25.36%)     (1.30%)     16.81%      17.25%
Net assets (in millions): End of year       $   108.93  $   110.18  $   126.63  $   126.52  $   119.02
Ratio of operating expenses to average
  net assets                                     1.41%       1.33%       1.36%       1.17%       1.45%
Ratio of interest expense to average
  net assets                                     0.63%       0.58%       0.56%       0.57%       0.80%
Ratio of income tax expense to average
  net assets(e)                                  0.00%       0.00%       0.48%       2.68%       2.83%
Ratio of total expenses before custodian
  reduction to average net assets(e)             2.04%       1.91%       2.40%       4.46%       5.12%
Ratio of net expenses after custodian
  reduction to average net assets(e)             2.04%       1.91%       2.40%       4.42%       5.08%
Ratio of net investment income to
  average net assets                             8.55%       8.74%       9.32%       8.43%       8.45%
Portfolio turnover                                 23%         32%         33%         34%         32%

(a) Calculated using average shares.
(b) Amount includes $0.10 per share in litigation proceeds.
(c) Rounds to less than $0.01 per share.
(d) Net asset value return represents portfolio returns based on change in the Trust's net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust's market value due to the difference between the Trust's net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.
(e) As additional information, this ratio is included to reflect the taxes paid on retained long-term gains. These taxes paid are netted against realized capital gains in the Statement of Operations.
    The taxes paid are treated as deemed distributions and a credit for the taxes paid is passed on to shareholders.

Senior borrowings:
  Total principal amount (in millions)     $       12  $       12  $       12  $       12  $       12
  Asset coverage per $1,000 of
   indebtedness                            $   10,077  $   10,181  $   11,552  $   11,543  $   10,918

See Notes to Consolidated Financial Statements

                                              MassMutual Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES -- 90.70%(A)                               PERCENTAGE      DATE          COST        FAIR VALUE
                                                                         -------------   --------   -------------   -------------
PRIVATE PLACEMENT INVESTMENTS -- 87.93%

A E COMPANY, INC.
A designer and manufacturer of machined parts and assembly structures for the commercial and military aerospace industries.
11% Senior Secured Note due 2015                                         $     807,692          *   $     791,538   $     806,292
13% Senior Subordinated Note due 2016                                    $     807,693   11/10/09         722,973         805,983
Common Stock (B)                                                          184,615 shs.   11/10/09         184,615         175,384
Warrant, exercisable until 2019, to purchase
  common stock at $.01 per share (B)                                       92,308 shs.   11/10/09          68,566             923
                                                                                                    -------------   -------------
* 11/10/09 and 11/18/09.                                                                                1,767,692       1,788,582
                                                                                                    -------------   -------------
A H C HOLDING COMPANY, INC.
A designer and manufacturer of boilers and water heaters for the commercial sector.
15% Senior Subordinated Note due 2015                                    $   1,312,367   11/21/07       1,285,025       1,325,491
Limited Partnership Interest (B)                                           12.26% int.   11/21/07         119,009         146,930
                                                                                                    -------------   -------------
                                                                                                        1,404,034       1,472,421
                                                                                                    -------------   -------------
A S A P INDUSTRIES LLC
A designer and manufacturer of components used on oil and natural gas wells.
12.5% Senior Subordinated Note due 2015                                  $     600,667   12/31/08         521,754         612,747
Limited Liability Company Unit Class A-2 (B)                                  677 uts.   12/31/08          74,333         114,471
Limited Liability Company Unit Class A-3 (B)                                  608 uts.   12/31/08          66,899         103,025
                                                                                                    -------------   -------------
                                                                                                          662,986         830,243
                                                                                                    -------------   -------------
A S C GROUP, INC.
A designer and manufacturer of high reliability encryption equipment, communications products, computing systems and electronic components primarily for the military and aerospace sectors.
12.75% Senior Subordinated Note due 2016                                 $   1,227,273   10/09/09       1,051,875       1,236,047
Limited Liability Company Unit Class A (B)                                  1,249 uts.   10/09/09         122,727         116,595
Limited Liability Company Unit Class B (B)                                  1,473 uts.   10/09/09         144,716              15
                                                                                                    -------------   -------------
                                                                                                        1,319,318       1,352,657
                                                                                                    -------------   -------------
A W X HOLDINGS CORPORATION
A provider of aerial equipment rental, sales and repair services to non-residential construction and maintenance contractors operating in the State of Indiana.
10.5% Senior Secured Term Note due 2014                                  $     420,000   05/15/08         411,600         391,894
13% Senior Subordinated Note due 2015                                    $     420,000   05/15/08         381,607         379,342
Common Stock (B)                                                           60,000 shs.   05/15/08          60,000            --
Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share (B)                                       21,099 shs.   05/15/08          35,654            --
                                                                                                    -------------   -------------
                                                                                                          888,861         771,236
                                                                                                    -------------   -------------
ADVANCED TECHNOLOGIES HOLDINGS
A provider of factory maintenance services to industrial companies.
15% Senior Subordinated Note due 2013                                    $   1,146,906   12/27/07       1,124,361       1,154,327
Preferred Stock (B)                                                           546 shs.   12/27/07         270,000         223,485
                                                                                                    -------------   -------------
                                                                                                        1,394,361       1,377,812
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               13

MassMutual Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE         COST         FAIR VALUE
                                                                         -------------   --------   -------------   -------------
AERO HOLDINGS, INC.
A provider of geospatial services to corporate and government clients.
10.5% Senior Secured Term Note due 2014                                  $     930,000   03/09/07   $     916,050   $     942,474
14% Senior Subordinated Note due 2015                                    $     720,000   03/09/07         658,030         727,200
Common Stock (B)                                                          150,000 shs.   03/09/07         150,000          33,947
Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share (B)                                       37,780 shs.   03/09/07          63,730           8,550
                                                                                                    -------------   -------------
                                                                                                        1,787,810       1,712,171
                                                                                                    -------------   -------------
ALL CURRENT HOLDING COMPANY
A specialty re-seller of essential electrical parts and components primarily serving wholesale distributors.
12% Senior Subordinated Note due 2015                                    $     603,697   09/26/08         553,654         599,545
Common Stock (B)                                                              713 shs.   09/26/08          71,303          52,697
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                          507 shs.   09/26/08          46,584          37,472
                                                                                                    -------------   -------------
                                                                                                          671,541         689,714
                                                                                                    -------------   -------------
AMERICAN HOSPICE MANAGEMENT HOLDING LLC
A for-profit hospice care provider in the United States.
12% Senior Subordinated Note due 2013                                    $   1,687,503          *       1,606,040       1,687,503
Preferred Class A Unit (B)                                                  1,706 uts.         **         170,600         269,485
Preferred Class B Unit (B)                                                    808 uts.   06/09/08          80,789         101,429
Common Class B Unit (B)                                                    16,100 uts.   01/22/04               1          19,819
Common Class D Unit (B)                                                     3,690 uts.   09/12/06              --           4,542
                                                                                                    -------------   -------------
* 01/22/04 and 06/09/08. ** 01/22/04 and 09/12/06.                                                      1,857,430       2,082,778
                                                                                                    -------------   -------------
APEX ANALYTIX HOLDING CORPORATION
A provider of audit recovery and fraud detection services and software to commercial and retail businesses in the U.S. and Europe.
12.5% Senior Subordinated Note due 2016                                  $   1,012,500   04/28/09         839,202       1,042,875
Preferred Stock Series B (B)                                                1,623 shs.   04/28/09         162,269              16
Common Stock (B)                                                              723 shs.   04/28/09             723               7
                                                                                                    -------------   -------------
                                                                                                        1,002,194       1,042,898
                                                                                                    -------------   -------------
ARROW TRU-LINE HOLDINGS, INC.
A manufacturer of hardware for residential and commercial overhead garage doors in North America.
14% Senior Subordinated Note due 2012                                    $     950,925   05/18/05         856,088         760,740
Preferred Stock (B)                                                            33 shs.   10/16/09          33,224          16,610
Common Stock (B)                                                              263 shs.   05/18/05         263,298            --
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                           69 shs.   05/18/05          59,362            --
                                                                                                    -------------   -------------
                                                                                                        1,211,972         777,350
                                                                                                    -------------   -------------
BRAVO SPORTS HOLDING CORPORATION
A designer and marketer of niche branded consumer products including canopies, trampolines, in-line skates, skateboards, and urethane wheels.
12.5% Senior Subordinated Note due 2014                                  $   1,207,902   06/30/06       1,150,194       1,167,733
Preferred Stock Class A (B)                                                   465 shs.   06/30/06         141,946          42,638
Common Stock (B)                                                                 1 sh.   06/30/06             152            --
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                          164 shs.   06/30/06          48,760          14,985
                                                                                                    -------------   -------------
                                                                                                        1,341,052       1,225,356
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
14

                                              MassMutual Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE         COST         FAIR VALUE
                                                                         -------------   --------   -------------   -------------
C D N T, INC.
A value-added converter and distributor of specialty pressure sensitive adhesives, foams, films, and foils.
10.5% Senior Secured Term Note due 2014                                  $     429,070   08/07/08   $     420,489   $     399,029
12.5% Senior Subordinated Note due 2015                                  $     429,070   08/07/08         392,482         381,770
Common Stock (B)                                                           41,860 shs.   08/07/08          41,860            --
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                       32,914 shs.   08/07/08          32,965            --
                                                                                                    -------------   -------------
                                                                                                          887,796         780,799
                                                                                                    -------------   -------------
CAPITAL SPECIALTY PLASTICS, INC.
A producer of desiccant strips used for packaging pharmaceutical products.
Common Stock (B)                                                               55 shs.          *             252         397,832
                                                                                                    -------------   -------------
* 12/30/97 and 05/29/99.

CLOUGH, HARBOUR AND ASSOCIATES
An engineering service firm that is located in Albany, NY.
12.25% Senior Subordinated Note due 2015                                 $   1,270,588   12/02/08       1,177,994       1,296,000
Preferred Stock (B)                                                           147 shs.   12/02/08         146,594         139,310
                                                                                                    -------------   -------------
                                                                                                        1,324,588       1,435,310
                                                                                                    -------------   -------------
COEUR, INC.
A producer of proprietary, disposable power injection syringes.
12% Senior Subordinated Note due 2016                                    $     642,857   10/10/08         581,786         655,714
Common Stock (B)                                                              321 shs.   10/10/08          32,143          26,812
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                          495 shs.   10/10/08          48,214          41,249
                                                                                                    -------------   -------------
                                                                                                          662,143         723,775
                                                                                                    -------------   -------------
CONNECTICUT ELECTRIC, INC.
A supplier and distributor of electrical products sold into the retail and wholesale markets.
12% Senior Subordinated Note due 2014                                    $   1,267,387   01/12/07       1,182,283         633,694
Limited Liability Company Unit Class A (B)                                 82,613 uts.   01/12/07          82,613            --
Limited Liability Company Unit Class C (B)                                 59,756 uts.   01/12/07          59,756            --
                                                                                                    -------------   -------------
                                                                                                        1,324,652         633,694
                                                                                                    -------------   -------------
CONNOR SPORT COURT INTERNATIONAL, INC.
A designer and manufacturer of outdoor and indoor synthetic sports flooring and other temporary flooring products.
Preferred Stock Series B-2 (B)                                              9,081 shs.   07/05/07         370,796         908,072
Preferred Stock Series C (B)                                                4,757 shs.   07/05/07         158,912         475,708
Common Stock (B)                                                              380 shs.   07/05/07               4              29
Limited Partnership Interest (B)                                            6.88% int.          *         103,135            --
                                                                                                    -------------   -------------
* 08/12/04 and 01/14/05.                                                                                  632,847       1,383,809
                                                                                                    -------------   -------------
COREPHARMA LLC
A manufacturer of oral dose generic pharmaceuticals targeted at niche applications.
12% Senior Subordinated Note due 2013                                    $   1,350,000   08/04/05       1,305,207       1,350,000
Warrant, exercisable until 2013, to purchase
  common stock at $.001 per share (B)                                          10 shs.   08/04/05          72,617         113,817
                                                                                                    -------------   -------------
                                                                                                        1,377,824       1,463,817
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               15

MassMutual Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE         COST         FAIR VALUE
                                                                         -------------   --------   -------------   -------------
CRANE RENTAL CORPORATION
A crane rental company.
13% Senior Subordinated Note due 2015                                    $   1,215,000   08/21/08   $   1,101,123   $   1,239,300
Common Stock (B)                                                          135,000 shs.   08/21/08         135,000          85,322
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                       72,037 shs.   08/21/08         103,143          45,528
                                                                                                    -------------   -------------
                                                                                                        1,339,266       1,370,150
                                                                                                    -------------   -------------
CUSTOM ENGINEERED WHEELS, INC.
A manufacturer of custom engineered, non-pneumatic plastic wheels and plastic tread cap tires used primarily for lawn and garden products and wheelchairs.
12.5% Senior Subordinated Note due 2016                                  $   1,155,288   10/27/09       1,002,074       1,161,029
Preferred Stock PIK                                                           156 shs.   10/27/09         156,468         148,647
Preferred Stock Series A                                                      114 shs.   10/27/09         104,374               1
Common Stock (B)                                                               38 shs.   10/27/09          38,244          36,328
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                           28 shs.   10/27/09          25,735            --
                                                                                                    -------------   -------------
                                                                                                        1,326,895       1,346,005
                                                                                                    -------------   -------------
DAVIS-STANDARD LLC
A manufacturer, assembler, and installer of a broad range of capital equipment that is used in the extrusion, conversion, and processing of plastic materials.
12% Senior Subordinated Note due 2014                                    $     978,261   10/30/06         927,982         970,924
Limited Partnership Interest (B)                                            0.97% int.   10/30/06         371,739         396,271
Warrant, exercisable until 2014, to purchase
  preferred stock at $.01 per share (B)                                        26 shs.   10/30/06          26,380          35,356
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                           18 shs.   10/30/06          18,000          14,682
                                                                                                    -------------   -------------
                                                                                                        1,344,101       1,417,233
                                                                                                    -------------   -------------
DIVERSCO, INC./DHI HOLDINGS, INC.
A contract provider of janitorial and equipment maintenance services and temporary production labor to industrial customers.
Membership Interests of MM/Lincap
  Diversco Investments Ltd. LLC (B)                                        13.57% int.   08/27/98         366,495            --
Preferred Stock (B)                                                         1,293 shs.   12/14/01       1,093,491         821,850
Warrants, exercisable until 2011, to purchase common
  stock of DHI Holdings, Inc. at $.01 per share (B)                         6,676 shs.          *         201,655            --
                                                                                                    -------------   -------------
* 10/24/96 and 08/28/98.                                                                                1,661,641         821,850
                                                                                                    -------------   -------------
DUNCAN SYSTEMS, INC.
A distributor of windshields and side glass for the recreational vehicle market.
10% Senior Secured Term Note due 2013                                    $     231,429   11/01/06         227,957         235,335
13% Senior Subordinated Note due 2014                                    $     488,572   11/01/06         446,929         488,572
Common Stock (B)                                                          102,857 shs.   11/01/06         102,857          95,803
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                       32,294 shs.   11/01/06          44,663          30,079
                                                                                                    -------------   -------------
                                                                                                          822,406         849,789
                                                                                                    -------------   -------------
DWYER GROUP, INC.
A franchiser of a variety of home repair services.
Common Stock (B)                                                            3,656 shs.          *         365,600         616,156
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                        1,077 shs.   10/30/03          98,719         181,444
                                                                                                    -------------   -------------
* 10/30/03 and 01/02/04.                                                                                  464,319         797,600
                                                                                                    -------------   -------------



---------------------------------------------------------------------------------------------------------------------------------
16

                                              MassMutual Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE         COST         FAIR VALUE
                                                                         -------------   --------   -------------   -------------
E S P HOLDCO, INC.
A manufacturer of power protection technology for commercial office equipment, primarily supplying the office equipment dealer network.
14% Senior Subordinated Note due 2015                                    $   1,222,736   01/08/08   $   1,200,242   $   1,138,932
Common Stock (B)                                                              349 shs.   01/08/08         174,701          37,630
                                                                                                    -------------   -------------
                                                                                                        1,374,943       1,176,562
                                                                                                    -------------   -------------
E X C ACQUISITION CORPORATION
A manufacturer of pre-filled syringes and pump systems used for intravenous drug delivery.
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                           11 shs.   06/28/04          40,875         119,253
                                                                                                    -------------   -------------
F C X HOLDINGS CORPORATION
A distributor of specialty/technical valves, actuators, accessories, and process instrumentation supplying a number of industrial, high purity, and energy end markets in North America.
15% Senior Subordinated Note due 2015                                    $   1,160,671   10/06/08       1,137,366       1,167,263
Preferred Stock (B)                                                         2,298 shs.   10/06/08         229,804         109,953
Common Stock (B)                                                            1,625 shs.   10/06/08           1,625            --
                                                                                                    -------------   -------------
                                                                                                        1,368,795       1,277,216
                                                                                                    -------------   -------------
F H S HOLDINGS LLC
A national provider of customized disease management services to large self-insured employers.
12% Senior Subordinated Note due 2014 (D)                                $   1,265,625   06/01/06       1,175,533         632,813
Limited Liability Company Units of Linden/
  FHS Holdings LLC (B)                                                         84 uts.   06/01/06          84,368            --
Common Unit Class B (B)                                                       734 uts.   06/01/06          64,779            --
                                                                                                    -------------   -------------
                                                                                                        1,324,680         632,813
                                                                                                    -------------   -------------
FLUTES, INC.
An independent manufacturer of micro fluted corrugated sheet material for the food and consumer products packaging industries.
10% Senior Secured Term Note due 2013 (D)                                $     524,791   04/13/06         516,919         131,198
14% Senior Subordinated Note due 2014 (D)                                $     317,177   04/13/06         283,220            --
                                                                                                    -------------   -------------
                                                                                                          800,139         131,198
                                                                                                    -------------   -------------
GOLDEN COUNTY FOODS HOLDING, INC.
A manufacturer of frozen appetizers and snacks.
16% Senior Subordinated Note due 2015                                    $   1,012,500   11/01/07         914,607         810,000
16% PIK Note due 2015                                                    $     194,382   12/31/08         159,049         155,505
8% Series A Convertible Preferred Stock, convertible into
  4.25% of the fully diluted common shares (B)                             77,643 shs.   11/01/07          77,643            --
                                                                                                    -------------   -------------
                                                                                                        1,151,299         965,505
                                                                                                    -------------   -------------
H M HOLDING COMPANY
A designer, manufacturer, and importer of promotional and wood furniture.
7.5% Senior Subordinated Note due 2013 (D)                               $     362,700   10/15/09         271,181            --
Preferred Stock (B)                                                            21 shs.          *          21,428            --
Preferred Stock Series B (B)                                                1,088 shs.   10/15/09         813,544            --
Common Stock (B)                                                              180 shs.   02/10/06         180,000            --
Common Stock Class C (B)                                                      296 shs.   10/15/09            --              --
Warrant, exercisable until 2013, to purchase
  common stock at $.02 per share (B)                                           67 shs.   02/10/06          61,875            --
                                                                                                    -------------   -------------
* 09/18/07 and 06/27/08.                                                                                1,348,028            --
                                                                                                    -------------   -------------
HIGHGATE CAPITAL LLC
An acquirer of controlling or substantial interests in manufacturing and marketing entities.
Series A Preferred Units (B)                                                0.30% int.   07/21/94          91,867            --
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               17

MassMutual Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE         COST         FAIR VALUE
                                                                         -------------   --------   -------------   -------------
HOME DECOR HOLDING COMPANY
A designer, manufacturer and marketer of framed art and wall decor products.
12.5% Senior Subordinated Note due 2012                                  $   1,081,731          *   $   1,025,502   $   1,081,731
Common Stock (B)                                                               33 shs.          *          33,216          32,972
Warrant, exercisable until 2012, to purchase
  common stock at $.02 per share (B)                                          106 shs.          *         105,618         104,833
                                                                                                    -------------   -------------
* 06/30/04 and 08/19/04.                                                                                1,164,336       1,219,536
                                                                                                    -------------   -------------
HOSPITALITY MINTS HOLDING COMPANY
A manufacturer of individually-wrapped imprinted promotional mints.
12% Senior Subordinated Note due 2016                                    $   1,098,837   08/19/08       1,016,628       1,043,895
Common Stock (B)                                                              251 shs.   08/19/08         251,163          54,887
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                           65 shs.   08/19/08          60,233          14,187
                                                                                                    -------------   -------------
                                                                                                        1,328,024       1,112,969
                                                                                                    -------------   -------------
INSURANCE CLAIMS MANAGEMENT, INC.
A third party administrator providing auto and property claim administration services for insurance companies.
Common Stock (B)                                                               37 shs.   02/27/07           1,100          81,728
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                           11 shs.   02/27/07             324          24,076
                                                                                                    -------------   -------------
                                                                                                            1,424         105,804
                                                                                                    -------------   -------------
INTERNATIONAL OFFSHORE SERVICES LLC
A leading provider of marine transportation services, platform decomissioning, and salvage services to oil and gas producers, in the shallow waters of the Gulf of Mexico.
14.25% Senior Subordinated Secured Note due 2017                         $   1,350,000   07/07/09       1,217,417       1,390,500
Limited Liability Company Unit (B)                                          1,647 uts.   07/07/09          98,833              16
                                                                                                    -------------   -------------
                                                                                                        1,316,250       1,390,516
                                                                                                    -------------   -------------
JASON, INC.
A diversified manufacturing company serving various industrial markets.
13% Senior Subordinated Note due 2010                                    $     510,187   08/04/00         449,086         127,547
Limited Partnership Interest of
  Saw Mill Capital Fund II, L.P. (B)                                        1.30% int.   08/03/00         469,312            --
Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                                       26,931 shs.   08/04/00          61,101            --
                                                                                                    -------------   -------------
                                                                                                          979,499         127,547
                                                                                                    -------------   -------------
JUSTRITE MANUFACTURING ACQUISITION CO.
A manufacturer of safety products such as storage cabinets and containers.
12% Senior Subordinated Note due 2011                                    $     843,750   12/15/04         821,439         843,750
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                          594 shs.   12/15/04          53,528         101,862
                                                                                                    -------------   -------------
                                                                                                          874,967         945,612
                                                                                                    -------------   -------------
K H O F HOLDINGS, INC.
A manufacturer of premium disposable tableware products serving both the foodservice and consumer channels.
14% Senior Subordinated Note due 2014                                    $   1,288,791   10/15/07       1,263,249       1,298,162
Common Stock (B)                                                          116,827 shs.   10/15/07         116,827          89,158
                                                                                                    -------------   -------------
                                                                                                        1,380,076       1,387,320
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
18

                                              MassMutual Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE         COST         FAIR VALUE
                                                                         -------------   --------   -------------   -------------
K N B HOLDINGS CORPORATION
A designer, manufacturer and marketer of products for the custom framing market.
13.5% Senior Subordinated Note due 2013                                  $   1,329,717   05/25/06   $   1,265,714   $     664,858
Common Stock (B)                                                           71,053 shs.   05/25/06          71,053            --
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                       43,600 shs.   05/25/06          37,871            --
                                                                                                    -------------   -------------
                                                                                                        1,374,638         664,858
                                                                                                    -------------   -------------
K P I HOLDINGS, INC.
Pace Industries is the largest player in the U.S. non-automotive, non-ferrous die casting segment.
13% Senior Subordinated Note due 2014                                    $   1,115,217   07/16/08       1,042,077         836,413
Convertible Preferred Stock Series C (B)                                       29 shs.   06/30/09          29,348            --
Convertible Preferred Stock Series D (B)                                       13 shs.   09/17/09          12,958            --
Common Stock (B)                                                              235 shs.   07/15/08         234,783            --
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                          388 shs.          *          50,836            --
                                                                                                    -------------   -------------
* 07/16/08 and 09/17/09.                                                                                1,370,002         836,413
                                                                                                    -------------   -------------
K W P I HOLDINGS CORPORATION
A manufacturer and distributor of vinyl windows and patio doors throughout the northwestern United States.
12.75% Senior Subordinated Note due 2014                                 $   1,424,330   03/14/07       1,300,464       1,139,464
Common Stock (B)                                                              123 shs.   03/13/07         123,000            --
Warrant, exercisable until 2019, to purchase
  preferred stock at $.01 per share (B)                                        71 shs.   07/07/09            --              --
Warrant, exercisable until 2017, to purchase
  common stock at $.01 per share (B)                                           89 shs.   03/14/07          85,890            --
                                                                                                    -------------   -------------
                                                                                                        1,509,354       1,139,464
                                                                                                    -------------   -------------
K-TEK HOLDING CORPORATION
A manufacturer of instrumentation for liquid and bulk solids level detection for process and storage tanks.
14% Senior Subordinated Note due 2015                                    $   1,204,979   12/20/07       1,183,036       1,217,029
Preferred Stock (B)                                                       192,314 shs.   12/20/07         192,314         221,442
Common Stock (B)                                                           54,326 shs.   12/20/07             543          20,950
                                                                                                    -------------   -------------
                                                                                                        1,375,893       1,459,421
                                                                                                    -------------   -------------
L H D EUROPE HOLDING, INC.
A non-carbonated beverage dispensing company focused on the food service industry.
Common Stock (B)                                                               45 shs.   12/28/09           4,191          12,825
                                                                                                    -------------   -------------
M V I HOLDING, INC.
A manufacturer of large precision machined metal components used in equipment which services a variety of industries, including the oil & gas, mining, and defense markets.
13% Senior Subordinated Note due 2016                                    $     651,258   09/12/08         603,529         641,646
Common Stock (B)                                                               32 shs.   09/12/08          32,143           5,346
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                           35 shs.   09/12/08          34,714           5,773
                                                                                                    -------------   -------------
                                                                                                          670,386         652,765
                                                                                                    -------------   -------------
MAIL COMMUNICATIONS GROUP, INC.
A provider of mail processing and handling services, lettershop services, and commercial printing services.
12.5% Senior Subordinated Note due 2014                                  $     516,177   05/04/07         483,072         516,177
Limited Liability Company Unit (B)                                         12,763 uts.          *         166,481         175,410
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                        1,787 shs.   05/04/07          22,781          24,559
                                                                                                    -------------   -------------
* 05/04/07 and 01/02/08.                                                                                  672,334         716,146
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               19

MassMutual Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE         COST         FAIR VALUE
                                                                         -------------   --------   -------------   -------------
MAVERICK ACQUISITION COMPANY
A manufacturer of capsules that cover the cork and neck of wine bottles.
7.1% Senior Secured Tranche A Note due 2010 (C)                          $     149,650   09/03/04   $     149,650   $     148,773
12.5% Senior Secured Tranche B Note due 2011                             $     179,104   09/03/04         171,188         172,924
7.72% Senior Secured Revolver due 2011 (C)                               $      29,105   09/03/04          29,105          28,580
Limited Partnership Interest (B)                                            4.48% int.   09/03/04          33,582           6,819
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                          243 shs.   09/03/04          22,556           4,927
                                                                                                    -------------   -------------
                                                                                                          406,081         362,023
                                                                                                    -------------   -------------
MEDSYSTEMS HOLDINGS LLC
A manufacturer of enteral feeding products, such as feeding tubes and other products related to assisted feeding.
13% Senior Subordinated Note due 2015                                    $     616,045   08/29/08         547,597         628,365
Preferred Unit (B)                                                             66 uts.   08/29/08          66,451          72,432
Common Unit Class A (B)                                                       671 uts.   08/29/08             671          29,057
Common Unit Class B (B)                                                       250 uts.   08/29/08          63,564          10,812
                                                                                                    -------------   -------------
                                                                                                          678,283         740,666
                                                                                                    -------------   -------------
MEGTEC HOLDINGS, INC.
A supplier of industrial and environmental products and services to a broad array of industries.
12% Senior Subordinated Note due 2016                                    $   1,144,068   09/24/08       1,048,910       1,096,196
Preferred Stock (B)                                                            56 shs.   09/24/08          54,040          42,941
Limited Partnership Interest (B)                                            0.74% int.   09/16/08         205,932            --
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                           18 shs.   09/24/08          18,237            --
                                                                                                    -------------   -------------
                                                                                                        1,327,119       1,139,137
                                                                                                    -------------   -------------
MICROGROUP, INC.
A manufacturer of precision parts and assemblies, and a value-added supplier of metal tubing and bars.
12% Senior Subordinated Note due 2013                                    $   1,421,795          *       1,364,914       1,390,493
Common Stock (B)                                                              238 shs.          *         238,000         260,510
Warrant, exercisable until 2013, to purchase
  common stock at $.02 per share (B)                                           87 shs.          *          86,281          95,020
                                                                                                    -------------   -------------
* 08/12/05 and 09/11/06.                                                                                1,689,195       1,746,023
                                                                                                    -------------   -------------
MILWAUKEE GEAR COMPANY
A manufacturer of high-precision custom gears and gear drives used by original equipment manufacturers operating in a number of industries.
13% Senior Subordinated Note due 2014                                    $   1,246,154   07/21/08       1,178,912       1,121,539
Preferred Stock (B)                                                           139 shs.   07/21/08         138,374          27,741
Common Stock (B)                                                                9 shs.   07/21/08          10,000            --
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                            6 shs.   07/21/08           5,510            --
                                                                                                    -------------   -------------
                                                                                                        1,332,796       1,149,280
                                                                                                    -------------   -------------
MOMENTUM HOLDING CO.
A designer and supplier of upholstery fabric to commercial furniture manufacturers and architectural and design firms.
Limited Partnership Interest (B)                                           11.24% int.   08/04/06          56,198         126,929
Warrant, exercisable until 2014, to purchase
  common stock at $.02 per share (B)                                          586 shs.   08/04/06          56,705         132,309
                                                                                                    -------------   -------------
                                                                                                          112,903         259,238
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
20

                                              MassMutual Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE         COST         FAIR VALUE
                                                                         -------------   --------   -------------   -------------
MONESSEN HOLDING CORPORATION
A designer and manufacturer of a broad line of gas, wood, and electric hearth products and accessories.
14% Senior Subordinated Note due 2014                                    $   1,350,000   07/25/08   $   1,273,198   $     675,000
14% PIK Note due 2014                                                    $     419,713   07/25/08         342,435         209,856
Warrant, exercisable until 2014, to purchase
  common stock at $.02 per share (B)                                           81 shs.   03/31/06          73,125            --
                                                                                                    -------------   -------------
                                                                                                        1,688,758         884,856
                                                                                                    -------------   -------------
NABCO, INC.
A producer of explosive containment vessels in the United States.
14% Senior Subordinated Note due 2014                                    $     330,882   02/24/06         311,652         248,162
Limited Liability Company Unit (B)                                            437 uts.          *         436,984            --
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                           68 shs.   02/24/06          19,687            --
                                                                                                    -------------   -------------
* 02/24/06 and 06/22/07.                                                                                  768,323         248,162
                                                                                                    -------------   -------------
NAVIS GLOBAL
A designer, manufacturer, seller and servicer of finishing machinery for the knit and woven segments of the global textile industry.
12% Senior Secured Term Note Series A due 2010                           $      42,135   11/14/08          42,135          42,135
14% Senior Subordinated Note due 2014 (D)                                $     764,921   05/28/04         660,453            --
10.75% Senior Secured Note due 2011 (D)                                  $     348,118   05/28/04         347,086          87,030
                                                                                                    -------------   -------------
                                                                                                        1,049,674         129,165
                                                                                                    -------------   -------------
NESCO HOLDINGS CORPORATION
A sales and leasing company that provides equipment to the electric utility, telecommunications, and various other industries.
12% Senior Secured Subordinated Note due 2015                            $   1,125,000   08/02/07         999,658       1,136,250
Common Stock (B)                                                          225,000 shs.   08/02/07         225,000         298,701
Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share (B)                                       63,191 shs.   08/02/07         102,842          83,889
                                                                                                    -------------   -------------
                                                                                                        1,327,500       1,518,840
                                                                                                    -------------   -------------
NETSHAPE TECHNOLOGIES, INC.
A manufacturer of powder metal and metal injection molded precision components used in industrial, consumer, and other applications.
12% Senior Subordinated Note due 2014                                    $     810,000   02/02/07         745,713         590,074
Limited Partnership Interest of
  Saw Mill PCG Partners LLC (B)                                             1.38% int.   02/01/07         539,990            --
Limited Liability Company Unit Class D of
  Saw Mill PCG Partners LLC (B)                                                 8 uts.          *           8,147           4,075
Limited Liability Company Unit Class D-1 of
  Saw Mill PCG Partners LLC (B)                                                29 uts.   09/30/09          28,862          14,434
Preferred Stock Class A (B)                                                      1 sh.   12/18/08             726             360
Preferred Stock Class A-1 (B)                                                   3 shs.   09/30/09           2,504           1,250
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                           48 shs.   02/02/07          48,087            --
                                                                                                    -------------   -------------
* 12/18/08 and 09/30/09.                                                                                1,374,029         610,193
                                                                                                    -------------   -------------
NORTHWEST MAILING SERVICES, INC.
A producer of promotional materials for companies that use direct mail as part of their customer retention and loyalty programs.
12% Senior Subordinated Note due 2016                                    $   1,207,895   07/09/09       1,005,730       1,255,615
Limited Partnership Interest (B)                                           1,421, uts.   07/09/09         142,105         135,000
Warrant, exercisable until 2019, to purchase
  common stock at $.01 per share (B)                                        1,852 shs.   07/09/09         185,163              19
                                                                                                    -------------   -------------
                                                                                                        1,332,998       1,390,634
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               21

MassMutual Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE         COST         FAIR VALUE
                                                                         -------------   --------   -------------   -------------
NYLONCRAFT, INC.
A supplier of engineered plastic components for the automotive industry.
9% Senior Secured Note due 2012                                          $     464,286   01/28/02   $     464,286   $     348,215
15% Senior Subordinated Note due 2012 (D)                                $     285,714   01/28/02         270,653            --
Convertable Preferred Stock A (B)                                             571 shs.   01/28/02         549,507            --
Common Stock (B)                                                          178,571 shs.   01/28/02         178,571            --
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                      138,928 shs.   01/28/02          92,597            --
                                                                                                    -------------   -------------
                                                                                                        1,555,614         348,215
                                                                                                    -------------   -------------
OAKRIVER TECHNOLOGY, INC.
Designs, engineers and assembles high precision automated process equipment for the medical device industry, with a focus on defibrillators and stents.
10% Senior Secured Note due 2012                                         $      81,089   01/03/06          80,567          82,667
13% Senior Subordinated Note due 2013                                    $     392,709   01/03/06         362,905         392,709
Common Stock (B)                                                          184,176 shs.   01/03/06         184,176         146,828
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                       43,073 shs.   01/03/06          35,900          34,338
                                                                                                    -------------   -------------
                                                                                                          663,548         656,542
                                                                                                    -------------   -------------
OLYMPIC SALES, INC.
A boat retailer in Washington state, Oregon, California and British Columbia.
12% Senior Subordinated Note due 2010 (D)                                $     511,000   08/07/98         511,000          76,650
12% Senior Subordinated Note due 2010 (D)                                $     244,154   02/09/00         213,313          36,623
                                                                                                    -------------   -------------
                                                                                                          724,313         113,273
                                                                                                    -------------   -------------
ONTARIO DRIVE & GEAR LTD.
A manufacturer of all-wheel drive, off-road amphibious vehicles and related accessories.
Limited Liability Company Unit (B)                                          1,942 uts.   01/17/06         302,885         189,258
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                          328 shs.   01/17/06          90,424          31,954
                                                                                                    -------------   -------------
                                                                                                          393,309         221,212
                                                                                                    -------------   -------------
P A S HOLDCO LLC
An independent provider of maintenance, repair and overhaul services to the aerospace gas turbine engine and airframe markets.
14% Senior Subordinated Note due 2014                                    $   1,230,482   07/03/06       1,180,879       1,242,787
Preferred Unit (B)                                                            202 uts.   07/03/06         202,320         290,068
Preferred Unit (B)                                                             36 uts.   07/03/06          36,420          52,216
Common Unit Class I (B)                                                        78 uts.   07/03/06            --           279,812
Common Unit Class L (B)                                                        17 uts.   07/03/06            --            59,113
                                                                                                    -------------   -------------
                                                                                                        1,419,619       1,923,996
                                                                                                    -------------   -------------
P I I HOLDING CORPORATION
A manufacturer of plastic film and bags for the general industrial, medical and food industries.
12% Senior Subordinated Note due 2013                                    $   1,215,000   03/31/06       1,157,635       1,215,000
Preferred Stock (B)                                                            19 shs.   03/31/06         174,492         235,173
Common Stock (B)                                                               12 shs.   03/31/06          13,500          84,244
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                            7 shs.   03/31/06           5,888          49,021
                                                                                                    -------------   -------------
                                                                                                        1,351,515       1,583,438
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
22

                                              MassMutual Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE         COST         FAIR VALUE
                                                                         -------------   --------   -------------   -------------
PACIFIC CONSOLIDATED HOLDINGS LLC
A manufacturer of rugged, mobile liquid and gaseous oxygen and nitrogen generating systems used in the global defense, oil & gas, and medical sectors.
14% Senior Subordinated Note due 2012                                    $     704,835   04/27/07   $     662,858   $     603,898
Limited Liability Company Unit (B)                                        928,962 uts.   04/27/07          33,477            --
                                                                                                    -------------   -------------
                                                                                                          696,335         603,898
                                                                                                    -------------   -------------
PARADIGM PACKAGING, INC.
A manufacturer of plastic bottles and closures for the nutritional, pharmaceutical, personal care, and food packaging markets.
12% Senior Subordinated Note due 2011                                    $   1,125,000   12/19/00       1,086,488       1,117,757
Membership Interests of MM/Lincap
  PPI Investments, Inc., LLC (B)                                            1.28% int.   12/21/00         140,625         127,783
                                                                                                    -------------   -------------
                                                                                                        1,227,113       1,245,540
                                                                                                    -------------   -------------
PEARLMAN ENTERPRISES, INC.
A developer and distributor of tools, equipment and supplies to the natural and engineered stone industry.
Preferred Stock Series A (B)                                                1,236 shs.   05/22/09          59,034            --
Preferred Stock Series B (B)                                                7,059 shs.   05/22/09         290,050            --
Common Stock (B)                                                           21,462 shs.   05/22/09         993,816            --
                                                                                                    -------------   -------------
                                                                                                        1,342,900            --
                                                                                                    -------------   -------------
POSTLE ALUMINUM COMPANY LLC
A manufacturer and distributor of aluminum extruded products.
3% Senior Subordinated PIK Note due 2014 (D)                             $   1,163,700   10/02/06       1,066,355            --
Limited Liability Company Unit Class A                                        733 uts.   10/02/06         270,000            --
Limited Liability Company Unit                                                 76 uts.   05/22/09          38,140          36,049
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                        4,550 shs.   10/02/06          65,988            --
                                                                                                    -------------   -------------
                                                                                                        1,440,483          36,049
                                                                                                    -------------   -------------
POWER SERVICES HOLDING COMPANY
A provider of industrial motor repair services, predictive and preventative maintenance, and performance improvement consulting, serving the petrochemical, mining, power generation, metals, and paper industries.
12% Senior Subordinated Note due 2016                                    $   1,255,814   02/11/08       1,154,894       1,233,164
Limited Partnership Interest (B)                                           12.55% int.   02/11/08          94,092          34,258
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                          700 shs.   02/11/08          88,723          67,516
                                                                                                    -------------   -------------
                                                                                                        1,337,709       1,334,938
                                                                                                    -------------   -------------
PRECISION WIRE HOLDING COMPANY
A manufacturer of specialty medical wires that are used in non-elective minimally invasive surgical procedures.
14.25% Senior Subordinated Note due 2016                                 $   1,350,000   11/12/09       1,211,655       1,344,801
Warrant, exercisable until 2019, to purchase
  common stock at $.01 per share (B)                                          109 shs.   11/12/09         107,970               1
                                                                                                    -------------   -------------
                                                                                                        1,319,625       1,344,802
                                                                                                    -------------   -------------
QUALIS AUTOMOTIVE LLC
A distributor of aftermarket automotive brake and chassis products.
12% Senior Subordinated Note due 2012                                    $     922,612   05/28/04         846,452         973,260
Common Stock (B)                                                          187,500 shs.   05/28/04         187,500         104,029
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                      199,969 shs.   05/28/04         199,969         110,947
                                                                                                    -------------   -------------
                                                                                                        1,233,921       1,188,236
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               23

MassMutual Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE         COST         FAIR VALUE
                                                                         -------------   --------   -------------   -------------
R A J MANUFACTURING HOLDINGS LLC
A designer and manufacturer of women's swimwear sold under a variety of licensed brand names.
12.5% Senior Subordinated Note due 2014                                  $   1,200,277   12/15/06   $   1,106,663   $   1,140,263
Limited Liability Company Unit (B)                                          1,497 uts.   12/15/06         149,723          70,790
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                            2 shs.   12/15/06          69,609          33,405
                                                                                                    -------------   -------------
                                                                                                        1,325,995       1,244,458
                                                                                                    -------------   -------------
R E I DELAWARE HOLDING, INC.
An engineer and manufacturer of highly complex, close tolerance components, assemblies, tooling and custom automation equipment primarily for aerospace, medical and defense/radar markets.
12% Senior Subordinated Note due 2016                                    $   1,350,000   01/18/08       1,306,541       1,358,030
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                            3 shs.   01/18/08          16,459          41,703
                                                                                                    -------------   -------------
                                                                                                        1,323,000       1,399,733
                                                                                                    -------------   -------------
ROYAL BATHS MANUFACTURING COMPANY
A manufacturer and distributor of acrylic and cultured marble bathroom products.
12.5% Senior Subordinated Note due 2011                                  $     562,500   11/14/03         541,057         548,044
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                           74 shs.   11/14/03          65,089          22,108
                                                                                                    -------------   -------------
                                                                                                          606,146         570,152
                                                                                                    -------------   -------------
SAFETY SPEED CUT MANUFACTURING COMPANY, INC.
A manufacturer of vertical panel saws and routers for the wood working industry.
Class B Common Stock (B)                                                      846 shs.   06/02/99         146,456         113,113
                                                                                                    -------------   -------------
SAVAGE SPORTS HOLDING, INC.
A manufacturer of sporting firearms.
12% Senior Subordinated Note due 2012                                    $     814,655   09/10/04         785,334         814,472
Common Stock (B)                                                              324 shs.          *         340,378         518,873
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                           71 shs.   09/10/04          60,129         113,287
                                                                                                    -------------   -------------
* 09/10/04 and 10/05/07.                                                                                1,185,841       1,446,632
                                                                                                    -------------   -------------
SENCORE HOLDING COMPANY
A designer, manufacturer, and marketer of decoders, receivers and modulators sold to broadcasters, satellite, cable and telecom operators for encoding/decoding analog and digital transmission video signals.
12.5% Senior Subordinated Note due 2014                                  $     934,615   01/15/09         820,263         852,539
Common Stock (B)                                                               69 shs.   01/15/09          69,231          17,308
Warrant, exercisable until 2019, to purchase
  common stock at $.01 per share (B)                                          149 shs.   01/15/09         149,084               1
                                                                                                    -------------   -------------
                                                                                                        1,038,578         869,848
                                                                                                    -------------   -------------
SMART SOURCE HOLDINGS LLC
A short-term computer rental company.
12% Senior Subordinated Note due 2015                                    $   1,176,924          *       1,081,852       1,147,545
Limited Liability Company Unit (B)                                            328 uts.          *         334,371         145,808
Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share (B)                                           83 shs.          *          87,231          36,933
                                                                                                    -------------   -------------
* 08/31/07 and 03/06/08.                                                                                1,503,454       1,330,286
                                                                                                    -------------   -------------

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24

MassMutual Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE         COST         FAIR VALUE
                                                                         -------------   --------   -------------   -------------
SPARTAN FOODS HOLDING COMPANY
A manufacturer of branded pizza crusts and pancakes.
12.5% Senior Subordinated Note due 2017                                  $   1,012,500   12/15/09   $     872,069   $   1,008,969
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                          136 shs.   12/15/09         120,234               1
                                                                                                    -------------   -------------
                                                                                                          992,303       1,008,970
                                                                                                    -------------   -------------
SPECIALTY COMMODITIES, INC.
A distributor of specialty food ingredients.
13.25% Senior Subordinated Note due 2016                                 $   1,208,942   10/23/08       1,135,827       1,233,120
Common Stock (B)                                                           15,882 shs.   10/23/08         158,824          67,132
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                        5,852 shs.   10/23/08          53,285          24,736
                                                                                                    -------------   -------------
                                                                                                        1,347,936       1,324,988
                                                                                                    -------------   -------------
STANTON CARPET HOLDING CO.
A designer and marketer of high and mid-priced decorative carpets and rugs.
12.13% Senior Subordinated Note due 2014                                 $   1,185,366   08/01/06       1,127,005       1,103,378
Common Stock (B)                                                              165 shs.   08/01/06         164,634          18,844
Warrant, exercisable until 2014, to purchase
  common stock at $.02 per share (B)                                           55 shs.   08/01/06          49,390           6,276
                                                                                                    -------------   -------------
                                                                                                        1,341,029       1,128,498
                                                                                                    -------------   -------------
SYNTERACT HOLDINGS CORPORATION
A provider of outsourced clinical trial management services to pharmaceutical and biotechnology companies.
14% Senior Subordinated Note due 2016                                    $   1,368,288   09/02/08       1,281,047       1,395,379
Redeemable Preferred Stock Series A (B)                                       678 shs.   09/02/08           6,629          19,779
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                        6,778 shs.   09/02/08          59,661            --
                                                                                                    -------------   -------------
                                                                                                        1,347,337       1,415,158
                                                                                                    -------------   -------------
T H I ACQUISITION, INC.
A machine servicing company providing value-added steel services to long steel products.
12% Senior Subordinated Note due 2016                                    $   1,350,000   01/14/08       1,276,383       1,282,500
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                            5 shs.   01/14/08          46,617          16,641
                                                                                                    -------------   -------------
                                                                                                        1,323,000       1,299,141
                                                                                                    -------------   -------------
TANGENT RAIL CORPORATION
A manufacturer of rail ties and provider of specialty services to the North American railroad industry.
13% Senior Subordinated Note due 2015                                    $   1,173,909   10/14/05       1,033,473       1,173,909
Common Stock (B)                                                            1,167 shs.   10/14/05           1,167         568,394
Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share (B)                                          631 shs.   09/30/08         300,683         307,332
                                                                                                    -------------   -------------
                                                                                                        1,335,323       2,049,635
                                                                                                    -------------   -------------
TELECORPS HOLDINGS, INC.
A provider of equipment and services to producers of television shows and motion pictures.
12.75% Senior Subordinated Note due 2016                                 $   1,681,677          *       1,474,695       1,648,976
Common Stock (B)                                                              143 shs.   09/02/09           5,823           5,241
Warrant, exercisable until 2019, to purchase
  common stock at $.01 per share (B)                                        4,187 shs.          *         173,349              42
                                                                                                    -------------   -------------
* 05/20/09 and 09/02/09.                                                                                1,653,867       1,654,259
                                                                                                    -------------   -------------

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                                                                                                                               25

MassMutual Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE         COST         FAIR VALUE
                                                                         -------------   --------   -------------   -------------
TERRA RENEWAL LLC
A provider of wastewater residual management and required environmental reporting, permitting, nutrient management planning and record keeping to companies involved in poultry and food processing.
12% Senior Subordinated Note due 2014                                    $     664,062          *   $     638,065   $     534,192
8.79% Term Note due 2012 (C)                                             $     782,307          *         779,583         715,593
7.75% Term Note due 2012 (C)                                             $         824          *             819             754
Limited Partnership Interest of
  Saw Mill Capital Fund V, LLC (B)                                          2.27% int.         **          85,245            --
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                           41 shs.   04/28/06          33,738            --
                                                                                                    -------------   -------------
* 04/28/06 and 09/13/06. ** 03/01/05 and 10/10/08.                                                      1,537,450       1,250,539
                                                                                                    -------------   -------------
TORRENT GROUP HOLDINGS, INC.
A contractor specializing in the sales and installation of engineered drywells for the retention and filtration of stormwater and nuisance water flow.
12.5% Senior Subordinated Note due 2013                                  $   1,185,366   10/26/07       1,113,016         296,342
Series A Preferred Stock (B)                                                  219 shs.   10/26/07         219,203            --
                                                                                                    -------------   -------------
                                                                                                        1,332,219         296,342
                                                                                                    -------------   -------------
TOTAL E & S, INC.
A manufacturer of a wide variety of equipment used in the oil and gas industry.
10.5% Senior Secured Term Note due 2013                                  $     486,487   03/02/07         479,190         462,163
13% Senior Subordinated Note due 2014                                    $     341,971   03/02/07         280,347         170,986
                                                                                                    -------------   -------------
                                                                                                          759,537         633,149
                                                                                                    -------------   -------------
TRANSPAC HOLDING COMPANY
A designer, importer, and wholesaler of home decor and seasonal gift products.
12% Senior Subordinated Note due 2015 (D)                                $     938,651   10/31/07         873,498         797,853
Common Stock (B)                                                              110 shs.   10/31/07         110,430            --
Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share (B)                                           50 shs.   10/31/07          46,380            --
                                                                                                    -------------   -------------
                                                                                                        1,030,308         797,853
                                                                                                    -------------   -------------
TRANSTAR HOLDING COMPANY
A distributor of aftermarket automotive transmission parts.
12% Senior Subordinated Note due 2014                                    $     918,000   08/31/05         890,680         927,180
Common Stock (B)                                                              571 shs.          *         570,944         708,314
Warrant, exercisable until 2013, to purchase
  common stock at $.02 per share (B)                                           46 shs.   08/31/05          41,021          56,448
                                                                                                    -------------   -------------
* 08/31/05 and 04/30/07.                                                                                1,502,645       1,691,942
                                                                                                    -------------   -------------
TRANZONIC COMPANIES (THE)
A producer of commercial and industrial supplies, such as safety products, janitorial supplies, work apparel, washroom and restroom supplies and sanitary care products.
13% Senior Subordinated Note due 2010                                    $   1,356,000   02/05/98       1,334,138       1,356,000
Common Stock (B)                                                              315 shs.   02/04/98         315,000         354,703
Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                                          222 shs.   02/05/98         184,416         249,981
                                                                                                    -------------   -------------
                                                                                                        1,833,554       1,960,684
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
26

                                              MassMutual Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE         COST         FAIR VALUE
                                                                         -------------   --------   -------------   -------------
TRUCK BODIES & EQUIPMENT INTERNATIONAL
A designer and manufacturer of accessories for heavy and medium duty trucks, primarily dump bodies, hoists, various forms of flat-bed bodies, landscape bodies and other accessories.
16% Senior Subordinated Note due 2010 (D)                                $   1,222,698          *   $   1,133,973   $     305,675
Preferred Stock Series B (B)                                                  128 shs.   10/20/08         127,677            --
Common Stock (B)                                                              393 shs.          *         423,985            --
Warrant, exercisable until 2013, to purchase
  common stock at $.02 per share (B)                                           81 shs.          *          84,650            --
Warrant, exercisable until 2018, to purchase
  common stock at $.01 per share (B)                                          558 shs.   10/20/08            --              --
                                                                                                    -------------   -------------
* 07/19/05 and 12/22/05.                                                                                1,770,285         305,675
                                                                                                    -------------   -------------
TRUSTILE DOORS, INC.
A manufacturer and distributor of interior doors.
Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                                        3,060 shs.   04/11/03          36,032          80,083
                                                                                                    -------------   -------------
U M A ENTERPRISES, INC.
An importer and wholesaler of home decor products.
15% Senior Subordinated Note due 2015                                    $     931,808   02/08/08         911,517         906,647
Convertible Preferred Stock (B)                                               470 shs.   02/08/08         469,565            --
                                                                                                    -------------   -------------
                                                                                                        1,381,082         906,647
                                                                                                    -------------   -------------
U-LINE CORPORATION
A manufacturer of high-end, built-in, undercounter ice making, wine storage and refrigeration appliances.
12.5% Senior Subordinated Note due 2012                                  $     996,500   04/30/04         947,521         847,025
14.5% PIK Note due 2012                                                  $      62,281   10/06/09          52,939          52,939
Common Stock (B)                                                               96 shs.   04/30/04          96,400            --
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                          122 shs.   04/30/04         112,106            --
                                                                                                    -------------   -------------
                                                                                                        1,208,966         899,964
                                                                                                    -------------   -------------
VISIONEERING, INC.
A designer and manufacturer of tooling and fixtures for the aerospace industry.
10.5% Senior Secured Term Loan due 2013                                  $     458,824   05/17/07         451,941         451,497
13% Senior Subordinated Note due 2014                                    $     370,588   05/17/07         339,475         358,906
18% PIK Convertable Preferred Stock (B)                                    21,361 shs.   03/13/09          41,440          33,152
Common Stock (B)                                                           70,588 shs.   05/17/07          70,588            --
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                       20,003 shs.   05/17/07          31,460            --
                                                                                                    -------------   -------------
                                                                                                          934,904         843,555
                                                                                                    -------------   -------------
VITEX PACKAGING GROUP, INC.
A manufacturer of specialty packaging, primarily envelopes and tags used on tea bags.
10% Senior Subordinated PIK Note due 2011 (D)                            $      91,818   07/19/04          72,500          77,727
5% Senior Subordinated PIK Note due 2011 (D)                             $     450,000   06/30/07         392,571         112,500
Class B Unit (B)                                                           406,525 uts   10/29/09         184,266            --
Class C Unit (B)                                                          450,000 uts.   10/29/09         413,244            --
Limited Liability Company Unit Class A (B)                                383,011 uts.          *         229,353            --
Limited Liability Company Unit Class B (B)                                 96,848 uts.   07/19/04          96,848            --
                                                                                                    -------------   -------------
* 07/19/04 and 10/29/09.                                                                                1,388,782         190,227
                                                                                                    -------------   -------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               27

MassMutual Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009

                                                                       PRINCIPAL AMOUNT,
                                                                         SHARES, UNITS,
                                                                          OR OWNERSHIP  ACQUISITION
CORPORATE RESTRICTED SECURITIES:(A)(Continued)                             PERCENTAGE      DATE         COST         FAIR VALUE
                                                                         -------------   --------   -------------   -------------
WAGGIN' TRAIN HOLDINGS LLC
A producer of premium quality meat dog treats.
14% Senior Subordinated Note due 2014                                    $   1,175,084   11/15/07   $   1,150,930   $   1,186,835
Limited Liability Company Unit Class B (B)                                    224 uts.   11/15/07         223,757         259,635
Limited Liability Company Unit Class C (B)                                    224 uts.   11/15/07            --           271,673
                                                                                                    -------------   -------------
                                                                                                        1,374,687       1,718,143
                                                                                                    -------------   -------------
WALLS INDUSTRIES, INC.
A provider of branded workwear and sporting goods apparel.
Limited Partnership Interest (B)                                            0.20% int.   07/12/04           1,974            --
Common Stock (B)                                                            2,133 shs.   12/21/07            --              --
                                                                                                    -------------   -------------
                                                                                                            1,974            --
                                                                                                    -------------   -------------
WELLBORN FOREST HOLDING CO.
A manufacturer of semi-custom kitchen and bath cabinetry.
14.13% Senior Subordinated Note due 2014                                 $     911,250   11/30/06         858,237         774,563
Common Stock (B)                                                              101 shs.   11/30/06         101,250            --
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                           51 shs.   11/30/06          45,790            --
                                                                                                    -------------   -------------
                                                                                                        1,005,277         774,563
                                                                                                    -------------   -------------
WORKPLACE MEDIA HOLDING CO.
A direct marketer specializing in providing advertisers with access to consumers in the workplace.
13% Senior Subordinated Note due 2015                                    $     613,692   05/14/07         566,344         565,717
Limited Partnership Interest (B)                                           12.26% int.   05/14/07          61,308            --
Warrant, exercisable until 2015, to purchase
  common stock at $.02 per share (B)                                           47 shs.   05/14/07          44,186            --
                                                                                                    -------------   -------------
                                                                                                          671,838         565,717
                                                                                                    -------------   -------------
XALOY SUPERIOR HOLDINGS, INC.
A provider of melt processing components and ancillary equipment for both plastic injection molding and extrusion applications.
15% Senior Subordinated Note due 2015 (D)                                $   1,229,741   09/08/08       1,203,293         614,870
Common Stock (B)                                                              150 shs.   09/08/08         150,000            --
                                                                                                    -------------   -------------
                                                                                                        1,353,293         614,870
                                                                                                    -------------   -------------
TOTAL PRIVATE PLACEMENT INVESTMENTS (E) (F)                                                           113,386,742      95,781,804
                                                                                                    -------------   -------------







---------------------------------------------------------------------------------------------------------------------------------
28

                                              MassMutual Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009

                                                                                       SHARES OR
                                                             INTEREST      DUE         PRINCIPAL                       MARKET
CORPORATE RESTRICTED SECURITIES:(A) (Continued)                RATE        DATE         AMOUNT           COST           VALUE
                                                              ------     --------    ------------    ------------    ------------
RULE 144A SECURITIES - 2.77%:(A)
BONDS -- 2.77%
ACCO Brands Corporation                                       10.625%    03/15/15    $     45,000    $     44,347    $     49,388
Advanced Micro Devices, Inc.                                   8.125     12/15/17         190,000         180,299         189,050
Appleton Papers, Inc.                                         11.250     12/15/15         252,500         250,000         213,255
Cenveo Corporation                                            10.500     08/15/16          45,000          45,000          46,125
Compucom Systems, Inc.                                        12.500     10/01/15         670,000         651,365         681,725
Douglas Dynamics LLC (F)                                       7.750     01/15/12         485,000         461,723         455,900
G F S I, Inc. (C)                                             10.500     06/01/11         358,000         343,948         265,815
Gannett Company, Inc.                                          9.375     11/15/17          60,000          59,149          61,950
H C A, Inc.                                                    9.875     02/15/17          15,000          14,539          16,537
Headwaters, Inc.                                              11.375     11/01/14          45,000          44,580          47,025
JohnsonDiversey, Inc.                                          8.250     11/15/19          45,000          44,628          45,394
MGM Mirage, Inc.                                              10.375     05/15/14          30,000          29,236          32,550
MGM Mirage, Inc.                                              11.125     11/15/17          50,000          48,730          55,375
Sealed Air Corporation                                         7.875     06/15/17         500,000         492,316         532,581
Sinclair Television Group, Inc.                                9.250     11/01/17         200,000         194,608         208,000
Viasystems, Inc.                                              12.000     01/15/15         100,000          96,293         107,000
                                                                                                     ------------    ------------
TOTAL BONDS                                                                                             3,000,761       3,007,670
                                                                                                     ------------    ------------
CONVERTIBLE PREFERRED STOCK -- 0.00%
ETEX Corporation (B)                                                                          194             179            --
                                                                                                     ------------    ------------
TOTAL CONVERTIBLE PREFERRED STOCK                                                                             179            --
                                                                                                     ------------    ------------
PREFERRED STOCK -- 0.00%
TherOX, Inc. (B)                                                                               26           1,032            --
                                                                                                     ------------    ------------
TOTAL PREFERRED STOCK                                                                                       1,032            --
                                                                                                     ------------    ------------
COMMON STOCK -- 0.00%
Nortek, Inc.                                                                                  100               1           3,500
Touchstone Health Partnership (B)                                                             292           1,062            --
                                                                                                     ------------    ------------
TOTAL COMMON STOCK                                                                                          1,063           3,500
                                                                                                     ------------    ------------

TOTAL RULE 144A SECURITIES                                                                              3,003,035       3,011,170
                                                                                                     ------------    ------------

TOTAL CORPORATE RESTRICTED SECURITIES                                                                $116,389,777    $ 98,792,974
                                                                                                     ------------    ------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               29

MassMutual Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009

                                                             INTEREST      DUE         PRINCIPAL                       MARKET
CORPORATE PUBLIC SECURITIES -- 11.87%:(A)                      RATE        DATE         AMOUNT           COST           VALUE
                                                              ------     --------    ------------    ------------    ------------
BONDS -- 10.90%
Affinia Group, Inc.                                            9.000%    11/30/14    $     25,000    $     24,250    $     24,250
Allegheny Technologies, Inc.                                   9.375     06/12/19         500,000         521,795         575,527
Allied Waste NA                                                7.125     05/15/16         500,000         506,245         532,500
C R H America, Inc.                                            5.300     10/15/13         500,000         418,430         521,090
Citigroup, Inc.                                                5.500     04/11/13         500,000         437,890         518,382
Cytec Industries, Inc.                                         8.950     07/01/17         600,000         603,992         712,936
Denbury Resources, Inc.                                        9.750     03/01/16          25,000          23,365          26,688
Gencorp, Inc.                                                  9.500     08/15/13         130,000         130,000         130,325
Goldman Sachs Group, Inc.                                      4.750     07/15/13         500,000         418,645         523,118
Goodyear Tire & Rubber Co.                                    10.500     05/15/16          50,000          48,055          55,250
Inergy LP                                                      8.250     03/01/16          75,000          75,000          76,125
Intelsat Bermuda Ltd.                                          9.250     06/15/16         690,000         714,490         679,650
International Game Technology                                  7.500     06/15/19         500,000         499,720         541,815
Iron Mountain, Inc.                                            8.750     07/15/18         500,000         512,878         518,750
Johnson Controls, Inc.                                         5.500     01/15/16         500,000         398,125         508,537
Lubrizol Corporation                                           8.875     02/01/19         500,000         496,280         621,642
Manitowoc Company, Inc.                                        7.125     11/01/13         100,000         100,000          94,000
Markwest Energy Operating Co.                                  6.875     11/01/14          35,000          27,789          33,075
Navistar International Corporation                             8.250     11/01/21         310,000         306,886         317,363
Nortek, Inc.                                                  11.000     12/01/13         100,000          99,956         104,500
Owens Corning, Inc.                                            9.000     06/15/19          30,000          29,516          33,600
Rental Service Corporation                                     9.500     12/01/14         175,000         175,706         175,218
Sheridan Acquisition Corporation                              10.250     08/15/11         225,000         222,001         210,094
Speedway Motorsports, Inc.                                     8.750     06/01/16          35,000          33,949          36,925
Stewart & Stevenson LLC                                       10.000     07/15/14         735,000         754,959         683,550
Teck Resources Ltd.                                           10.750     05/15/19          30,000          28,536          35,850
Texas Industries, Inc.                                         7.250     07/15/13          35,000          35,000          34,387
The Valspar Corporation                                        7.250     06/15/19         500,000         501,506         541,796
Ticketmaster Entertainment, Inc.                              10.750     07/28/16         250,000         250,000         269,375
Titan International, Inc.                                      8.000     01/15/12          70,000          70,000          68,600
Tube City IMS Corporation                                      9.750     02/01/15       1,000,000         989,763         966,250
Tyco International Group SA                                    8.500     01/15/19         125,000         124,996         151,565
Tyco International Group SA                                    6.550     10/01/17         500,000         457,495         516,980
United Components, Inc.                                        9.375     06/15/13         535,000         535,355         516,275
W P P Finance Corporation                                      5.875     06/15/14         500,000         508,518         516,352
                                                                                                     ------------    ------------
TOTAL BONDS                                                                                            11,081,091      11,872,340
                                                                                                     ------------    ------------

---------------------------------------------------------------------------------------------------------------------------------
30

MassMutual Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009

                                                                                       SHARES OR
                                                             INTEREST      DUE         PRINCIPAL                       MARKET
CORPORATE PUBLIC SECURITIES:(A)CONTINUED                       RATE        DATE         AMOUNT           COST           VALUE
                                                              ------     --------    ------------    ------------    ------------
COMMON STOCK -- 0.51%
CKX, Inc. (B)                                                                              52,500    $    422,625    $    276,675
Directed Electronics, Inc. (B)                                                            195,118         982,867          90,730
ITC^DeltaCom, Inc. (B)                                                                     94,588         827,645         174,988
Intrepid Potash, Inc. (B)                                                                     185           5,920           5,396
Rue21, Inc. (B)                                                                               350           6,650           9,832
                                                                                                     ------------    ------------
TOTAL COMMON STOCK                                                                                      2,245,707         557,621
                                                                                                     ------------    ------------
CONVERTIBLE BONDS - 0.46%
Citadel Broadcasting Corporation                               4.000%    02/15/11    $    250,000         194,063          16,250
Transocean, Inc.                                               1.500     12/15/37         500,000         411,093         481,250
                                                                                                     ------------    ------------
TOTAL CONVERTIBLE BONDS                                                                                   605,156         497,500
                                                                                                     ------------    ------------

TOTAL CORPORATE PUBLIC SECURITIES                                                                    $ 13,931,954    $ 12,927,461
                                                                                                     ------------    ------------

                                                             INTEREST      DUE         PRINCIPAL
SHORT-TERM SECURITIES:                                      RATE/YIELD^    DATE         AMOUNT           COST        MARKET VALUE
                                                              ------     --------    ------------    ------------    ------------
COMMERCIAL PAPER -- 6.90%
Avery Dennison Corporation                                     0.150%    01/04/10    $  2,250,000    $  2,249,972    $  2,249,972
BMW US Capital LLC                                             0.300     01/12/10       2,152,000       2,151,803       2,151,803
Elsevier Finance SA                                            0.250     01/12/10       1,620,000       1,619,876       1,619,876
Precision Castparts Corporation                                0.200     01/04/10       1,500,000       1,499,975       1,499,975
                                                                                                     ------------    ------------
TOTAL SHORT-TERM SECURITIES                                                                          $  7,521,626    $  7,521,626
                                                                                                     ------------    ------------
TOTAL INVESTMENTS                                             109.47%                                $137,843,357    $119,242,061
                                                              ------                                 ============    ------------
  Other Assets                                                  4.45                                                    4,849,050
  Liabilities                                                 (13.92)                                                 (15,165,736)
                                                              ------                                                 ------------
TOTAL NET ASSETS                                              100.00%                                                $108,925,375
                                                              ======                                                 ============

(A) In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B) Non-income producing security.
(C) Variable rate security; rate indicated is as of 12/31/09.
(D) Defaulted security; interest not accrued.
(E) Illiquid securities. At December 31, 2009, the values of these securities amounted to $95,781,804 or 87.93% of net assets.
 ^  Effective yield at purchase
PIK -- Payment-in-kind


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                                                                                                                               31

MassMutual Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009

                                                 Fair Value/                                                           Fair Value/
Industry Classification                         Market Value          Industry Classification                         Market Value
------------------------------------------------------------          ------------------------------------------------------------
AEROSPACE - 5.68%                                                     CONSUMER PRODUCTS - 8.53%
A E Company, Inc.                               $  1,788,582          Aero Holdings, Inc.                             $  1,712,171
Gencorp, Inc.                                        130,325          Bravo Sports Holding Corporation                   1,225,356
P A S Holdco LLC                                   1,923,996          Custom Engineered Wheels, Inc.                     1,346,005
Precision Castparts Corporation                    1,499,975          G F S I, Inc.                                        265,815
Visioneering, Inc.                                   843,555          JohnsonDiversey, Inc.                                 45,394
                                                ------------          K N B Holdings Corporation                           664,858
                                                   6,186,433          Momentum Holding Co.                                 259,238
                                                ------------          R A J Manufacturing Holdings LLC                   1,244,458
AUTOMOBILE - 6.31%                                                    Royal Baths Manufacturing Company                    570,152
BMW US Capital LLC                                 2,151,803          The Tranzonic Companies                            1,960,684
Goodyear Tire & Rubber Co.                            55,250          Walls Industries, Inc.                                  --
Jason, Inc.                                          127,547                                                          ------------
Johnson Controls, Inc.                               508,537                                                             9,294,131
Nyloncraft, Inc.                                     348,215                                                          ------------
Ontario Drive & Gear Ltd.                            221,212          CONTAINERS, PACKAGING & GLASS - 3.71%
Qualis Automotive LLC                              1,188,236          Flutes, Inc.                                         131,198
Titan International, Inc.                             68,600          Maverick Acquisition Company                         362,023
Transtar Holding Company                           1,691,942          P I I Holding Corporation                          1,583,438
United Components, Inc.                              516,275          Paradigm Packaging, Inc.                           1,245,540
                                                ------------          Sealed Air Corporation                               532,581
                                                   6,877,617          Vitex Packaging Group, Inc.                          190,227
                                                ------------                                                          ------------
BEVERAGE, DRUG & FOOD - 4.06%                                                                                            4,045,007
Golden County Foods Holding, Inc.                    965,505                                                          ------------
Hospitality Mints Holding Company                  1,112,969          DISTRIBUTION - 1.95%
L H D Europe Holding, Inc.                            12,825          Duncan Systems, Inc.                                 849,789
Spartan Foods Holding Company                      1,008,970          F C X Holdings Corporation                         1,277,216
Specialty Commodities, Inc.                        1,324,988                                                          ------------
                                                ------------                                                             2,127,005
                                                   4,425,257                                                          ------------
                                                ------------          DIVERSIFIED/CONGLOMERATE, MANUFACTURING - 8.37%
BROADCASTING & ENTERTAINMENT - 1.49%                                  A H C Holdings Company, Inc.                       1,472,421
Citadel Broadcasting Corporation                      16,250          Arrow Tru-Line Holdings, Inc.                        777,350
CKX, Inc.                                            276,675          C D N T, Inc.                                        780,799
Sinclair Television Group, Inc.                      208,000          Douglas Dynamics LLC                                 455,900
Speedway Motorsports, Inc.                            36,925          Headwaters, Inc.                                      47,025
WPP Finance Corporation                              516,352          K P I Holdings, Inc.                                 836,413
Workplace Media Holding Co.                          565,717          MEGTEC Holdings, Inc.                              1,139,137
                                                ------------          Milwaukee Gear Company                             1,149,280
                                                   1,619,919          Nortek, Inc.                                         108,000
                                                ------------          Northwest Mailing Services, Inc.                   1,390,634
BUILDINGS & REAL ESTATE - 1.18%                                       Postle Aluminum Company LLC                           36,049
K W P I Holdings Corporation                       1,139,464          Truck Bodies & Equipment International               305,675
Owens Corning, Inc.                                   33,600          Xaloy Superior Holdings, Inc.                        614,870
Texas Industries, Inc.                                34,387                                                          ------------
TruStile Doors, Inc.                                  80,083                                                             9,113,553
                                                ------------                                                          ------------
                                                   1,287,534
                                                ------------
CHEMICAL, PLASTICS & RUBBER - 0.37%
Capital Specialty Plastics, Inc.                     397,832
                                                ------------
                                                     397,832
                                                ------------



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32
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
                                              MassMutual Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009

                                                 Fair Value/                                                           Fair Value/
Industry Classification                         Market Value          Industry Classification                         Market Value
------------------------------------------------------------          ------------------------------------------------------------
DIVERSIFIED/CONGLOMERATE, SERVICE - 12.02%                            HOME & OFFICE FURNISHINGS, HOUSEWARES, AND DURABLE
ACCO Brands Corporation                         $     49,388          CONSUMER PRODUCTS - 11.55%
A S C Group, Inc.                                  1,352,657          Avery Dennison Corporation                      $  2,249,972
A W X Holdings Corporation                           771,236          Connor Sport Court International, Inc.             1,383,809
Advanced Technologies Holdings                     1,377,812          H M Holding Company                                     --
Affinia Group, Inc.                                   24,250          Home Decor Holding Company                         1,219,536
Apex Analytix Holding Corporation                  1,042,898          Justrite Manufacturing Acquisition Co.               945,612
C R H America, Inc.                                  521,090          K H O F Holdings, Inc.                             1,387,320
Clough, Harbour and Associates                     1,435,310          Monessen Holding Corporation                         884,856
Crane Rental Corporation                           1,370,150          Stanton Carpet Holding Co.                         1,128,498
Diversco, Inc./DHI Holdings, Inc.                    821,850          Transpac Holdings Company                            797,853
Dwyer Group, Inc.                                    797,600          U M A Enterprises, Inc.                              906,647
Insurance Claims Management, Inc.                    105,804          U-Line Corporation                                   899,964
Iron Mountain, Inc.                                  518,750          Wellborn Forest Holding Co.                          774,563
Mail Communications Group, Inc.                      716,146                                                          ------------
Nesco Holdings Corporation                         1,518,840                                                            12,578,630
Pearlman Enterprises, Inc.                              --                                                            ------------
Tyco International Group                             668,545          LEISURE, AMUSEMENT, ENTERTAINMENT - 2.15%
                                                ------------          International Game Technology                        541,815
                                                  13,092,326          MGM Mirage, Inc.                                      87,925
                                                ------------          Savage Sports Holding, Inc.                        1,446,632
ELECTRONICS - 0.66%                                                   Ticketmaster Entertainment, Inc.                     269,375
Connecticut Electric, Inc.                           633,694                                                          ------------
Directed Electronics, Inc. (B)                        90,730                                                             2,345,747
                                                ------------                                                          ------------
                                                     724,424          MACHINERY - 9.64%
                                                ------------          A S A P Industries LLC                               830,243
FARMING & AGRICULTURE - 1.58%                                         Davis-Standard LLC                                 1,417,233
Waggin' Train Holdings LLC                         1,718,143          E S P Holdco, Inc.                                 1,176,562
                                                ------------          K-Tek Holdings Corporation                         1,459,421
                                                   1,718,143          M V I Holding, Inc.                                  652,765
                                                ------------          Manitowoc Company, Inc.                               94,000
FINANCIAL SERVICES - 0.96%                                            Navis Global                                         129,165
Citigroup, Inc.                                      518,382          NetShape Technologies, Inc.                          610,193
Goldman Sachs Group, Inc.                            523,118          Pacific Consolidated Holdings LLC                    603,898
Highgate Capital LLC                                    --            Power Services Holding Company                     1,334,938
                                                ------------          R E I Delaware Holding, Inc.                       1,399,733
                                                   1,041,500          Safety Speed Cut Manufacturing Company, Inc.         113,113
                                                ------------          Stewart & Stevenson LLC                              683,550
HEALTHCARE, EDUCATION & CHILDCARE - 3.81%                                                                             ------------
American Hospice Management Holding LLC            2,082,778                                                            10,504,814
F H S Holdings LLC                                   632,813                                                          ------------
H C A, Inc.                                           16,537          MEDICAL DEVICES/BIOTECH - 4.89%
Synteract Holdings Corporation                     1,415,158          Coeur, Inc.                                          723,775
Touchstone Health Partnership                           --            E X C Acquisition Corporation                        119,253
                                                ------------          ETEX Corporation                                        --
                                                   4,147,286          MedSystems Holdings LLC                              740,666
                                                ------------          MicroGroup, Inc.                                   1,746,023
                                                                      OakRiver Technology, Inc.                            656,542
                                                                      Precision Wire Holding Company                     1,344,802
                                                                      TherOX, Inc.                                            --
                                                                                                                      ------------
                                                                                                                         5,331,061
                                                                                                                      ------------

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                                                                                                                                33

MassMutual Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009

                                                 Fair Value/                                                           Fair Value/
Industry Classification                         Market Value          Industry Classification                         Market Value
------------------------------------------------------------          ------------------------------------------------------------
MINING, STEEL, IRON & NON PRECIOUS METALS - 2.64%                     TELECOMMUNICATIONS - 2.94%
Allegheny Technology, Inc.                      $    575,527          All Current Holding Company                     $    689,714
T H I Acquisition, Inc.                            1,299,141          Intelsat Bermuda Ltd.                                679,650
Teck Resources, Ltd.                                  35,850          ITC^DeltaCom, Inc.                                   174,988
Tube City IMS Corporation                            966,250          Telecorps Holdings, Inc.                           1,654,259
                                                ------------                                                          ------------
                                                   2,876,768                                                             3,198,611
                                                ------------                                                          ------------
NATURAL RESOURCES - 1.96%                                             TRANSPORTATION - 2.40%
Appleton Papers, Inc.                                213,255          NABCO, Inc.                                          248,162
Cenveo Corporation                                    46,125          Navistar International Corporation                   317,363
Cytec Industries, Inc.                               712,936          Tangent Rail Corporation                           2,049,635
Intrepid Potash, Inc.                                  5,396                                                          ------------
Lubrizol Corporation                                 621,642                                                             2,615,160
The Valspar Corporation                              541,796                                                          ------------
                                                ------------          UTILITIES - 0.10%
                                                   2,141,150          Inergy LP                                             76,125
                                                ------------          Markwest Energy Operating Co.                         33,075
OIL & GAS - 2.32%                                                                                                     ------------
Denbury Resources, Inc.                               26,688                                                               109,200
International Offshore Services LLC                1,390,516                                                          ------------
Total E & S, Inc.                                    633,149          WASTE MANAGEMENT / POLLUTION - 1.91%
Transocean, Inc.                                     481,250          Allied Waste NA                                      532,500
                                                ------------          Terra Renewal LLC                                  1,250,539
                                                   2,531,603          Torrent Group Holdings, Inc.                         296,342
                                                ------------                                                          ------------
PHARMACEUTICALS - 1.34%                                                                                                  2,079,381
CorePharma LLC                                     1,463,817                                                          ------------
                                                ------------          TOTAL INVESTMENTS -- 109.47%                    $119,242,061
                                                   1,463,817                                                          ============
                                                ------------
PUBLISHING/PRINTING - 1.74%
Elsevier Finance SA                                1,619,876
Gannett Company, Inc.                                 61,950
Sheridan Acquisition Corporation                     210,094
                                                ------------
                                                   1,891,920
                                                ------------
RETAIL STORES - 0.27%
Olympic Sales, Inc.                                  113,273
Rental Service Corporation                           175,218
Rue21, Inc.                                            9,832
                                                ------------
                                                     298,323
                                                ------------
TECHNOLOGY - 2.92%
Advanced Micro Devices, Inc.                         189,050
Compucom Systems, Inc.                               681,725
Sencore Holding Company                              869,848
Smart Source Holdings LLC                          1,330,286
Viasystems, Inc.                                     107,000
                                                ------------
                                                   3,177,909
                                                ------------

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34

                                              MASSMUTUAL PARTICIPATION INVESTORS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009

1. HISTORY
   MassMutual Participation Investors (the "Trust") was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated April 7, 1988.

   The Trust is a diversified closed-end management investment company. Babson Capital Management LLC ("Babson Capital"), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"), acts as its investment adviser. The Trust's investment objective is to maximize total return by providing a high level of current income, the potential for growth of income, and capital appreciation. The Trust's principal investments are privately placed, below-investment grade, long-term debt obligations purchased directly from their issuers, which tend to be smaller companies. At least half of these investments normally include equity features such as common stock, warrants, conversion rights, or other equity features that provide the Trust with the opportunity to realize capital gains. The Trust will also invest in publicly traded debt securities (including high yield securities), again with an emphasis on those with equity features, and in convertible preferred stocks and, subject to certain limitations, readily marketable equity securities. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital. In addition, the Trust may temporarily invest in high quality, readily marketable securities.

   On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust ("MMPI Subsidiary Trust") for the purpose of holding certain investments. The results of the MMPI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the federal tax consequences of the MMPI Subsidiary Trust.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America.

   A. VALUATION OF INVESTMENTS:
      Valuation of a security in the Trust's portfolio is made on the basis of the market price whenever market quotations are readily available and all securities of the same class held by the Trust can be readily sold in such market.

      Nearly all securities which are acquired by the Trust directly from the issuers and shares into which such securities may be converted or which may be purchased on the exercise of warrants attached to such securities will be subject to legal or contractual delays in, or restrictions on, resale and will therefore be "restricted securities." Generally speaking, as contrasted with open-market sales of unrestricted securities, which may be effected immediately if the market is adequate, restricted securities can be sold only in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act") or pursuant to a transaction that is exempt from registration under the 1933 Act.

      The value of restricted securities, and of any other assets for which there are no reliable market quotations, is the fair value as determined in good faith by the Trust's Board of Trustees (the "Trustees"). Each restricted security is valued by the Trustees at the time of its acquisition and at least quarterly thereafter. The Trustees have established guidelines to aid in the valuation of each security. Among the factors ordinarily considered are the existence of restrictions upon the sale of a security held by the Trust; an estimate of the existence and the extent of a market for the security; the extent of any discount at which the security was acquired; the estimated period of time during which the security will not be freely marketable; the estimated expenses of registering or otherwise qualifying the security for public sale; estimated underwriting commissions if underwriting would be required to effect a sale; in the case of a convertible security, whether or not it would trade on the basis of its stock equivalent; in the case of a debt obligation which would trade independently of any equity equivalent, the current yields on comparable securities; the estimated amount of the floating supply of such securities available for purchase; the proportion of the issue held by the Trust; changes in the financial condition and prospects of the issuer; the existence of merger proposals or tender offers affecting

MASSMUTUAL PARTICIPATION INVESTORS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009

      the issuer; and any other factors affecting fair value, all in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"). In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

      When market quotations are readily available for unrestricted securities of an issuer, restricted securities of the same class are generally valued at a discount from the market price of such unrestricted securities. The Trustees, however, consider all factors in determining any discount, including the filing of a registration statement for such securities under the 1933 Act and any other developments which are likely to increase the probability that the securities may be publicly sold by the Trust without restriction.

      The Trustees meet at least once each quarter to approve the value of the Trust's portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital. In making valuations, the Trustees will consider reports by Babson Capital analyzing each portfolio security in accordance with the relevant factors referred to above. Babson Capital has agreed to provide such reports to the Trust at least quarterly.

      The consolidated financial statements include private placement restricted securities valued at $95,781,804 (87.93% of net assets) as of December 31, 2009 whose values have been estimated by the Trustees in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

      The values for Rule 144A restricted securities and corporate public securities are stated at the last reported sales price or at prices based upon quotations obtained from brokers and dealers as of December 31, 2009, subject to discount where appropriate, and are approved by the Trustees.

      Short-term securities with more than sixty days to maturity are valued at fair value and short-term securities having a maturity of sixty days or less are valued at amortized cost, which approximates market value.

      In accordance with the authoritative guidance on fair value measurements and disclosures under accounting principles generally accepted in the United States of America ("U.S. GAAP"), the Trust discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). The guidance establishes three levels of the fair value hierarchy as follows:

      Level 1: quoted prices in active markets for identical securities
      Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
      Level 3: significant unobservable inputs (including the Trust's own assumptions in determining the fair value of investments)

      The inputs and methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

      The following is a summary of the inputs used to value the Trust's net assets as of December 31, 2009:

   Assets                 Total        Level 1        Level 2        Level 3
   -----------------------------------------------------------------------------
   Restricted
   Securities         $ 98,792,974     $    --      $ 2,555,270    $ 96,237,704

   Public
   Securities           12,927,461       557,621     12,369,840            --

   Short-term
   Securities            7,521,626          --        7,521,626            --
   -----------------------------------------------------------------------------
   Total              $119,242,061     $ 557,621    $22,446,736    $ 96,237,704
   -----------------------------------------------------------------------------

      Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

                                              MASSMUTUAL PARTICIPATION INVESTORS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009

                           RESTRICTED       PUBLIC     SHORT-TERM
   ASSETS:                 SECURITIES     SECURITIES   SECURITIES      TOTAL
   -----------------------------------------------------------------------------
   Beginning balance
   at 12/31/2008          $97,424,749       $   --       $    --    $97,424,749

   Total gains or losses
   (realized/unrealized)
   included in earnings*   (8,418,728)          --            --     (8,418,728)

   Purchases, sales,
   issuances &
   settlements (net)        7,231,683           --            --      7,231,683

   Transfers in and/or
   out of Level 3                 --            --            --            --
   -----------------------------------------------------------------------------
   ENDING BALANCE AT
   12/31/2009             $96,237,704       $   --       $    --    $96,237,704
   -----------------------------------------------------------------------------
   * The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to Level 3 assets still held at 12/31/09 is $(11,640,462).

   B. ACCOUNTING FOR INVESTMENTS:
      Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

      Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and federal income tax purposes on the identified cost method.

   C. USE OF ESTIMATES:
      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   D. FEDERAL INCOME TAXES:
      The Trust has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that Trustees either designate the net realized long-term gains as undistributed and pay the federal capital gains taxes thereon, or distribute all or a portion of such net gains. For the year ended December 31, 2009, the Trust did not have any net realized taxable long-term capital gain.

      The Trust is taxed as a regulated investment company and is therefore limited as to the amount of nonqualified income that it may receive as the result of operating a trade or business, e.g. the Trust's pro rata share of income allocable to the Trust by a partnership operating company. The Trust's violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The MMPI Subsidiary Trust (described in Footnote 1, above) was formed in order to allow investment in such securities without adversely affecting the Trust's status as a regulated investment company.

      Net investment income and realized gains or losses of the Trust as presented under accounting principles generally accepted in the United States of America may differ from distributable taxable earnings due to earnings from the MMPI Subsidiary Trust as well as certain permanent and temporary differences in the recognition of income and net realized gains or losses on certain investments. Permanent differences will result in reclassifications to the capital accounts. In 2009, the Trust increased undistributed net investment income and decreased additional paid in capital by a total of $70,187 to more accurately display the Trust's financial position on a tax-basis in accordance with accounting principles generally accepted in the United States of America. These re-classifications had no impact on net asset value.

      The MMPI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the MMPI Subsidiary

MASSMUTUAL PARTICIPATION INVESTORS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009

      Trust, all of the MMPI Subsidiary Trust's taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. For the year December 31, 2009, the MMPI Subsidiary Trust has accrued income tax expense of $9,792.

      Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of December 31, 2009, the MMPI Subsidiary Trust has a deferred tax liability of $84,963.

      Beginning with the 2009 annual financial statements, the Trust recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and precedents. If this threshold is met, the Trust measures the tax benefit as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. The Trust has evaluated and determined that the tax positions did not have a material effect on the Trust's financial position and results of operations for the year ended December 31, 2009.

   E. DISTRIBUTIONS TO SHAREHOLDERS:
      The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust's net investment income dividend is declared four times per year, in April, July, October, and December. The Trust's net realized capital gain distribution, if any, is declared in December.

      As of December 31, 2009, the components of distributable earnings on a tax basis included $1,369,469 of undistributed ordinary income. Such distributions and distributable earnings on a tax basis are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America (GAAP).

      The difference between net taxable distributable earnings to GAAP earnings is $170,088 which is comprised of various timing differences.

      The tax character of distributions declared during the years ended December 31, 2009 and 2008 was as follows:

      Distributions paid from:                       2009           2008
                                                 -----------    -----------
      Ordinary Income                            $ 9,955,268    $ 9,915,143

   F. EXPENSE REDUCTION:
      Citibank, N.A. ("Citibank") serves as custodian to the Trust. Pursuant to the custodian agreement, Citibank receives a fee reduced by credits on cash balances the Trust maintains with Citibank. All credit balances, if any, used to reduce the Trust's custodian fees are reported as fees paid indirectly on the Statement of Operations. For the year ended December 31, 2009, there were no credit balances used to reduce custodian fees.

3. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES CONTRACT

   A. SERVICES:
      Under an Investment Advisory and Administrative Services Contract (the "Contract") with the Trust, Babson Capital has agreed to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Babson Capital represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. Under the Contract, Babson Capital also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

   B. FEE:
      For its services under the Contract, Babson Capital is paid a quarterly investment advisory fee equal to 0.225% of the value of the Trust's net assets as of the last business day of each fiscal quarter, an amount approximately equivalent to 0.90% on an annual basis. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital, approved the valuation of the Trust's net assets as of such day.

                                              MASSMUTUAL PARTICIPATION INVESTORS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009

4. SENIOR SECURED INDEBTEDNESS

   A. NOTE PAYABLE:
      MassMutual holds the Trust's $12,000,000 Senior Fixed Rate Convertible Note (the "Note") issued by the Trust in 1995. The Note, as amended, is due December 13, 2011 and accrues interest at 5.80% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the year ended December 31, 2009, the Trust incurred total interest expense on the Note of $696,000.

      The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

5. PURCHASES AND SALES OF INVESTMENTS

   FOR THE YEAR ENDED                                        COST OF INVESTMENTS
   12/31/2009                                                           ACQUIRED
   -----------------------------------------------------------------------------
   Corporate restricted securities                                  $ 20,050,504
   Corporate public securities                                         7,019,336
   -----------------------------------------------------------------------------
                                                                   PROCEEDS FROM
                                                             SALES OR MATURITIES
   -----------------------------------------------------------------------------
   Corporate restricted securities                                  $ 15,449,373
   Corporate public securities                                        14,962,626
   -----------------------------------------------------------------------------

   The aggregate cost of investments is substantially the same for financial reporting and federal income tax purposes as of December 31, 2009. The net unrealized depreciation of investments for financial reporting and federal tax purposes as of December 31, 2009 is $18,601,296 and consists of $9,779,615 appreciation and $28,380,911 depreciation.

6. QUARTERLY RESULTS OF INVESTMENT OPERATIONS (UNAUDITED)

                                                        Amount      Per Share
   -----------------------------------------------------------------------------
   MARCH 31, 2009
   -----------------------------------------------------------------------------
   Investment income                                 $ 3,196,335
   Net investment income                               2,655,746     $ 0.27
   Net realized and unrealized
    loss on investments (net of taxes)                (7,386,587)     (0.75)
   -----------------------------------------------------------------------------
   JUNE 30, 2009
   -----------------------------------------------------------------------------
   Investment income                                 $ 2,895,878
   Net investment income                               2,319,080     $ 0.23
   Net realized and unrealized
    gain on investments (net of taxes)                 4,384,624       0.45
   -----------------------------------------------------------------------------
   SEPTEMBER 30, 2009
   -----------------------------------------------------------------------------
   Investment income                                 $ 2,979,401
   Net investment income                               2,431,337     $ 0.24
   Net realized and unrealized
    gain on investments (net of taxes)                 1,812,725       0.18
   -----------------------------------------------------------------------------
   DECEMBER 31, 2009
   -----------------------------------------------------------------------------
   Investment income                                 $ 2,542,104
   Net investment income                               1,969,365     $ 0.20
   Net realized and unrealized
    loss on investments (net of taxes)                   (98,065)     (0.01)
   -----------------------------------------------------------------------------

MASSMUTUAL PARTICIPATION INVESTORS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009

7. AGGREGATE REMUNERATION PAID TO OFFICERS, TRUSTEES AND THEIR AFFILIATED
   PERSONS
   For the year ended December 31, 2009, the Trust paid its Trustees aggregate remuneration of $156,000. During the year the Trust did not pay any compensation to any of its Trustees who are "interested persons" (as defined by the 1940 Act) of the Trust. The Trust classifies Messrs. Noreen and Joyal as "interested persons" of the Trust.

   All of the Trust's officers are employees of Babson Capital or MassMutual. Pursuant to the Contract, the Trust does not compensate its officers who are employees of Babson Capital or MassMutual (except for the Chief Compliance Officer of the Trust unless assumed by Babson Capital). For the year ended December 31, 2009, Babson Capital paid the compensation of the Chief Compliance Officer of the Trust.

   Mr. Noreen, one of the Trust's Trustees, is an "affiliated person" (as defined by the 1940 Act) of MassMutual and Babson Capital.

   The Trust did not make any payments to Babson Capital for the year ended December 31, 2009, other than amounts payable to Babson Capital pursuant to the Contract.

8. SUBSEQUENT EVENTS
   The Trust has evaluated the possibility of subsequent events existing in this report through February 17, 2010. The Trust has determined that there are no material events that would require recognition or disclosure in this report through this date.

                                              MASSMUTUAL PARTICIPATION INVESTORS


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of MassMutual Participation Investors

We have audited the accompanying consolidated statement of assets and liabilities of MassMutual Participation Investors (the "Trust"), including the consolidated schedule of investments, as of December 31, 2009, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended and the consolidated financial highlights for each of the years in the five-year period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of MassMutual Participation Investors as of December 31, 2009, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.



KPMG LLP

Boston, Massachusetts
February 17, 2010

MASSMUTUAL PARTICIPATION INVESTORS

INTERESTED TRUSTEES

                                                             PRINCIPAL                  PORTFOLIOS
                            POSITION                         OCCUPATIONS                OVERSEEN   OTHER
NAME (AGE),                 WITH         OFFICE TERM/LENGTH  DURING PAST                IN FUND    DIRECTORSHIPS
ADDRESS                     THE TRUST    OF TIME SERVED      5 YEARS                    COMPLEX    HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
CLIFFORD M. NOREEN* (52)     Trustee      Term expires        President (since 2008), Vice  2       President (since 2009), Senior
                             (since 2009)    2012             Chairman (2007-2008),                 Vice President (1996-2009),
MassMutual                                                    Member of the Board of                HYP Management LLC (LLC
Participation Investors                                       Managers (since 2006),                Manager); Director (since
1500 Main Street             Chairman                         Managing Director (since              2005), MassMutual Corporate
P.O. Box 15189               (since 2009)                     2000), Babson Capital;                Value Limited (investment
Springfield, MA 01115-5189                                    President (2005-2009), Vice           company); Director (since
                                                              President (1993-2005) of              2005), MassMutual Corporate
                                                              the Trust.                            Value Partners Limited
                                                                                                    (investment company); Senior
                                                                                                    Vice President (1996-2008),
                                                                                                    MMHC Investment LLC (passive
                                                                                                    investor); Managing Director
                                                                                                    (2006-2009), MassMutual Capital
                                                                                                    Partners LLC (investment
                                                                                                    company); Director (since
                                                                                                    2008), Jefferies Finance LLC (a
                                                                                                    finance company); Chairman and
                                                                                                    Chief Executive Officer (since
                                                                                                    2009), Manager (since 2007),
                                                                                                    MMC Equipment Finance LLC;
                                                                                                    Chairman (since 2009), Trustee
                                                                                                    (since 2005), President
                                                                                                    (2005-2009), MMCI Subsidiary
                                                                                                    Trust and MMPI Subsidiary
                                                                                                    Trust; Chairman (since
                                                                                                    2009),Trustee (since 2009),
                                                                                                    President (2005-2009), Vice
                                                                                                    President (1993-2005),
                                                                                                    MassMutual Corporate Investors
                                                                                                    (closed-end investment company
                                                                                                    advised by Babson Capital); and
                                                                                                    Member of Investment Committee
                                                                                                    (since 1999), Diocese of
                                                                                                    Springfield.

* Mr. Noreen is classified as an "interested person" of each Trust and Babson Capital (as defined by the Investment Act of 1940, as amended) because of his position as an officer of each Trust and President of Babson Capital.

                                              MASSMUTUAL PARTICIPATION INVESTORS

INTERESTED TRUSTEES

                                                             PRINCIPAL                  PORTFOLIOS
                            POSITION                         OCCUPATIONS                OVERSEEN   OTHER
NAME (AGE),                 WITH         OFFICE TERM/LENGTH  DURING PAST                IN FUND    DIRECTORSHIPS
ADDRESS                     THE TRUST    OF TIME SERVED      5 YEARS                    COMPLEX    HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
ROBERT E. JOYAL* (65)       Trustee       Term expires        President (2001-2003) of     57       President (1999-2003) and
                            (since 2003)      2010            Babson Capital.                       Trustee (since 2003), of the
MassMutual                                                                                          Trust; Director (since 2006),
Participation Investors                                                                             Jefferies Group, Inc.
1500 Main Street                                                                                    (financial services); Director
P.O. Box 15189                                                                                      (since 2003), Alabama Aircraft
Springfield, MA 01115-5189                                                                          Industries, Inc. (aircraft
                                                                                                    maintenance and overhaul);
                                                                                                    Director (since 2007), Scottish
                                                                                                    Re Group Ltd. (global life
                                                                                                    reinsurance specialist);
                                                                                                    Trustee (since 2003),
                                                                                                    MassMutual Select Funds,
                                                                                                    formerly MassMutual
                                                                                                    Institutional Funds, (an
                                                                                                    open-end investment company
                                                                                                    advised by MassMutual); Trustee
                                                                                                    (since 2003), MML Series
                                                                                                    Investment Fund (an open-end
                                                                                                    investment company advised by
                                                                                                    MassMutual); Trustee (1998-
                                                                                                    2003), Senior Vice President
                                                                                                    (1998-2001) and President
                                                                                                    (2001-2003), MMCI Subsidiary
                                                                                                    Trust and MMPI Subsidiary
                                                                                                    Trust; and President (1999-
                                                                                                    2003), Trustee (since 2003),
                                                                                                    MassMutual Corporate Investors
                                                                                                    (closed-end investment company
                                                                                                    advised by Babson Capital).

* Mr. Joyal retired as President of Babson Capital in June 2003. In addition and as noted above, Mr. Joyal is a director of Jefferies Group, Inc., which has a wholly owned broker-dealer subsidiary that may execute portfolio transactions and/or engage in principal transactions with the Trust, other investment companies advised by Babson Capital or any other advisory accounts over which Babson Capital has brokerage placement discretion. Accordingly, the Trust has determined to classify Mr. Joyal as an "interested person" of the Trust and Babson Capital (as defined in the Investment Company Act of 1940, as amended).

MASSMUTUAL PARTICIPATION INVESTORS

INDEPENDENT TRUSTEES

                                                             PRINCIPAL                  PORTFOLIOS
                            POSITION                         OCCUPATIONS                OVERSEEN   OTHER
NAME (AGE),                 WITH         OFFICE TERM/LENGTH  DURING PAST                IN FUND    DIRECTORSHIPS
ADDRESS                     THE TRUST    OF TIME SERVED      5 YEARS                    COMPLEX    HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM J. BARRETT (70)     Trustee       Term expires        President (since 2002),       2       Trustee (since 2006),
                            (since 2006)      2012            Barrett-Gardner                       MassMutual Corporate Investors
MassMutual                                                    Associates, Inc.                      (a closed-end investment
Participation Investors                                                                             company advised by Babson
1500 Main Street                                                                                    Capital); Director (since
Suite 600, P.O. Box 15189                                                                           1979), TGC Industries, Inc.
Springfield, MA 01115-5189                                                                          (geophysical services);
                                                                                                    Director and Secretary (since
                                                                                                    2001 and from 1996-1997), Chase
                                                                                                    Packaging Corporation
                                                                                                    (agricultural services);
                                                                                                    Chairman and Director (since
                                                                                                    2000), Rumson-Fair Haven Bank
                                                                                                    and Trust Company (commercial
                                                                                                    bank and trust company); and
                                                                                                    Director (since 1983),
                                                                                                    Executive Vice President,
                                                                                                    Secretary and Assistant
                                                                                                    Treasurer (since 2004), Supreme
                                                                                                    Industries, Inc. (specialized
                                                                                                    truck and body manufacturer).


DONALD E. BENSON (79)       Trustee       Term expires        Executive Vice President      2       Director (1997-2008), MAIR
                            (since 1988)      2010            and Director (since 1992),            Holdings, Inc. (commuter
MassMutual                                                    Marquette Financial                   airline holding company);
Participation Investors                                       Companies (financial services);       Director (since 1997), First
1500 Main Street                                              Partner (since 1996), Benson          California Financial Group,
P.O. Box 15189                                                Family Limited Partnership            Inc. (bank holding company);
Springfield, MA 01115-5189                                    No. 1 and Benson Family               and Trustee (since 1988),
                                                              Limited Partnership No. 2             MassMutual Corporate Investors
                                                              (investment partnerships).            (closed-end investment company
                                                                                                    advised by Babson Capital).


                                              MASSMUTUAL PARTICIPATION INVESTORS

INDEPENDENT TRUSTEES

                                                             PRINCIPAL                  PORTFOLIOS
                            POSITION                         OCCUPATIONS                OVERSEEN   OTHER
NAME (AGE),                 WITH         OFFICE TERM/LENGTH  DURING PAST                IN FUND    DIRECTORSHIPS
ADDRESS                     THE TRUST    OF TIME SERVED      5 YEARS                    COMPLEX    HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL H. BROWN (53)       Trustee       Term expires        Private Investor; and         2       Trustee (since 2005),
                            (since 2005)      2011            Managing Director (1994-              MassMutual Corporate Investors
MassMutual                                                    2005), Morgan Stanley.                (a closed-end investment
Participation Investors                                                                             company advised by Babson
1500 Main Street                                                                                    Capital); Independent Director
P.O. Box 15189                                                                                      (since 2006), Invicta Holdings
Springfield, MA 01115-5189                                                                          LLC (a derivative trading
                                                                                                    company).




DONALD GLICKMAN (76)        Trustee       Term expires        Chairman (since 1992),        2       Director (since 1984), Monro
                            (since 1992)      2010            Donald Glickman and                   Muffler and Brake, Inc.
MassMutual                                                    Company, Inc. (private                (automobile repair service);
Participation Investors                                       investments); and Partner             Lead Director (1998-2009),
1500 Main Street                                              (since 1992), J.F. Lehman &           MSC Software Corp. (simulation
P.O. Box 15189                                                Co. (private investments).            software); and Trustee (since
Springfield, MA 01115-5189                                                                          1992), MassMutual Corporate
                                                                                                    Investors (closed-end
                                                                                                    investment company advised by
                                                                                                    Babson Capital).



MASSMUTUAL PARTICIPATION INVESTORS

INDEPENDENT TRUSTEES

                                                             PRINCIPAL                  PORTFOLIOS
                            POSITION                         OCCUPATIONS                OVERSEEN   OTHER
NAME (AGE),                 WITH         OFFICE TERM/LENGTH  DURING PAST                IN FUND    DIRECTORSHIPS
ADDRESS                     THE TRUST    OF TIME SERVED      5 YEARS                    COMPLEX    HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
MARTIN T. HART (74)         Trustee       Term expires        Private Investor; and         2       Director (since 2004), Texas
                            (since 1991)      2012            President and Director                Roadhouse, Inc. (operates
MassMutual                                                    (since 1983), H Investment            restaurant chain); Director
Participation Investors                                       Company LLC (family                   (since 1999), ValueClick Inc.
1500 Main Street                                              partnership).                         (internet advertising company);
P.O. Box 15189                                                                                      Director (2002-2009),
Springfield, MA 01115-5189                                                                          Spectranetics Corp. (medical
                                                                                                    device company); and Trustee
                                                                                                    (since 1991), MassMutual
                                                                                                    Corporate Investors (closed-end
                                                                                                    investment company advised by
                                                                                                    Babson Capital).



CORINE T. NORGAARD (72)     Trustee       Term expires        President and Owner (since    34      Trustee (since 2005), MML
                            (since 1998)      2011            2009), Retirement Options             Series Investment Fund II (an
MassMutual                                                    (trains and certifies                 open-end investment company
Participation Investors                                       retirement coaches); President        advised by MassMutual); Trustee
1500 Main Street                                              (2004-2005), Thompson                 (since 2004), MassMutual
P.O. Box 15189                                                Enterprises Real Estate               Premier Funds (an open-end
Springfield, MA 01115-5189                                    Investment.                           investment company advised by
                                                                                                    MassMutual); Director (since
                                                                                                    1991), ING Series Fund, Inc.
                                                                                                    (investment company); Director
                                                                                                    (since 1991), ING Variable
                                                                                                    Series Fund; Director (since
                                                                                                    1991), ING Strategic
                                                                                                    Allocations Portfolios, Inc.
                                                                                                    (investment company); Director
                                                                                                    (1991-2009), ING GET Fund
                                                                                                    (investment company); and
                                                                                                    Trustee (since 1998),
                                                                                                    MassMutual Corporate Investors
                                                                                                    (a closed-end investment
                                                                                                    company advised by Babson
                                                                                                    Capital).


MALEYNE M. SYRACUSE (53)    Trustee       Term expires        Managing Director (2000-      2       Trustee (since 2007),
                            (since 2007)      2011            2007), JP Morgan Securities,          MassMutual Corporation
MassMutual                                                    Inc. (investments and                 Investors (a closed-end
Participation Investors                                       banking).                             investment company advised by
1500 Main Street                                                                                    Babson Capital).
P.O. Box 15189
Springfield, MA 01115-5189

                                              MASSMUTUAL PARTICIPATION INVESTORS

OFFICERS OF THE TRUST

                                                                PRINCIPAL
                              POSITION                          OCCUPATIONS
NAME (AGE),                   WITH          OFFICE TERM/LENGTH  DURING PAST
ADDRESS                       THE TRUST     OF TIME SERVED      5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL L. KLOFAS (49)         President       Since 2009        President (since 2009), Vice President (1998-2009) of the Trust;
                                                                 Managing Director (since 2000), Babson Capital; President (since
MassMutual                                                       2009), Vice President (2005-2009), MMCI Subsidiary Trust and MMPI
Participation Investors                                          Subsidiary Trust; President (since 2009), Vice President
1500 Main Street                                                 (1998-2009), MassMutual Corporate Investors.
P.O. Box 15189
Springfield, MA 01115-5189


PATRICIA J. WALSH (44)         Vice            Since 2008        Vice President, Secretary, and Chief Legal Officer (since 2008)
                               President,                        of the Trust; Corporate Vice President and Associate General
MassMutual                     Secretary, and                    Counsel (since 2005), MassMutual; General Counsel and Secretary
Participation Investors        Chief Legal                       (since 2008) of Babson Capital; Secretary (since 2009), MMCI
1500 Main Street               Officer                           Subsidiary Trust and MMPI Subsidiary Trust; and Vice President,
P.O. Box 15189                                                   Secretary, and Chief Legal Officer (since 2008), MassMutual
Springfield, MA 01115-5189                                       Corporate Investors.


JAMES M. ROY (47)              Vice            Since 2005        Vice President and Chief Financial Officer (since 2005),
                               President                         Treasurer (2003-2005), and Associate Treasurer (1999-2003) of the
MassMutual                     and Chief                         Trust; Managing Director (since 2005), and Director (2000-2005)
Participation Investors        Financial                         of Babson Capital; Trustee (since 2005), Treasurer (since 2005),
1500 Main Street               Officer                           and Controller (2003-2005), MMCI Subsidiary Trust and MMPI
P.O. Box 15189                                                   Subsidiary Trust; and Vice President and Chief Financial Officer
Springfield, MA 01115-5189                                       (since 2005), Treasurer (2003-2005) and Associate Treasurer
                                                                 (1999-2003), MassMutual Corporate Investors.


JOHN T. DAVITT, JR. (42)       Comptroller     Since 2001        Comptroller (since 2001) of the Trust; Director (since 2000) of
                                                                 Babson Capital; Controller (since 2005), MMCI Subsidiary Trust
MassMutual                                                       and MMPI Subsidiary Trust; and Comptroller (since 2001),
Participation Investors                                          MassMutual Corporate Investors.
1500 Main Street
P.O. Box 15189
Springfield, MA 01115-5189


MELISSA M. LAGRANT (36)        Chief           Since 2006        Chief Compliance Officer (since 2006) of the Trust; Managing
                               Compliance                        Director (since 2005) of Babson Capital; Vice President and
MassMutual                     Officer                           Senior Compliance Trading Manager (2003-2005), Loomis, Sayles &
Participation Investors                                          Company, L.P.; Assistant Vice President-Business Risk Management
1500 Main Street                                                 Group (2002-2003), and Assistant Vice President-Investment
P.O. Box 15189                                                   Compliance (2001-2002), Zurich Scudder Investments/Deutsche Asset
Springfield, MA 01115-5189                                       Management; and Chief Compliance Officer (since 2006), MassMutual
                                                                 Corporate Investors.



DANIEL J. FLORENCE (37)        Treasurer       Since 2008        Treasurer (since 2008), Associate Treasurer (2006-2008) of the
                                                                 Trust; Associate Director (since 2008), Analyst (2000-2008) of
MassMutual                                                       Babson Capital; and Treasurer (since 2008), Associate Treasurer
Participation Investors                                          (2006-2008), MassMutual Corporate Investors.
1500 Main Street
P.O. Box 15189
Springfield, MA 01115-5189

MEMBERS OF THE BOARD OF             DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
TRUSTEES

LEFT TO RIGHT:                      MassMutual Participation Investors offers
                                    a Dividend Reinvestment and Cash Purchase
Donald Glickman                     Plan. The Plan provides a simple and
Chairman,                           automatic way for shareholders to add to
Donald Glickman & Company, Inc.     their holdings in the Trust through the
                                    receipt of dividend shares issued by the
Robert E. Joyal                     Trust or through the reinvestment of cash
Retired President,                  dividends in Trust shares purchased in the
Babson Capital Management LLC       open market. The dividends of each
                                    shareholder will be automatically
William J. Barrett                  reinvested in the Trust by Shareholder
President,                          Financial Services Inc., the Transfer
Barrett-Gardner Associates, Inc.    Agent, in accordance with the Plan, unless
                                    such shareholder elects not to participate
Michael H. Brown*                   by providing written notice to the
Private Investor                    Transfer Agent. A shareholder may
                                    terminate his or her participation by
Donald E. Benson*                   notifying the Transfer Agent in writing.
Executive Vice President
and Director,                       Participating shareholders may also make
Marquette Financial Companies       additional contributions to the Plan from
                                    their own funds. Such contributions may be
Dr. Corine T. Norgaard*             made by personal check or other means in
President,                          an amount not less than $100 nor more than
Retirement Options                  $5,000 per quarter. Cash contributions
                                    must be received by the Transfer Agent at
Clifford M. Noreen                  least five days (but no more then 30 days)
President,                          before the payment date of a dividend or
Babson Capital Management LLC       distributions.

Martin T. Hart                      Whenever the Trust declares a dividend
Private Investor                    payable in cash or shares, the Transfer
                                    Agent, acting on behalf of each
Maleyne M. Syracuse                 participating shareholder, will take the
Private Investor                    dividend in shares only if the net asset
                                    value is lower than the market price plus
*Member of the Audit Committee      an estimated brokerage commission as of
                                    the close of business on the valuation
OFFICERS                            day. The valuation day is the last day
                                    preceding the day of dividend payment.
Clifford M. Noreen                  When the dividend is to be taken in
Chairman                            shares, the number of shares to be
                                    received is determined by dividing the
Michael L. Klofas                   cash dividend by the net asset value as of
President                           the close of business on the valuation
                                    date or, if greater than net asset value,
James M. Roy                        95% of the closing share price. If the net
Vice President & Chief              asset value of the shares is higher than
Financial Officer                   the market value plus an estimated
                                    commission, the Transfer Agent, consistent
Patricia J. Walsh                   with obtaining the best price and
Vice President, Secretary           execution, will buy shares on the open
& Chief Legal Officer               market at current prices promptly after
                                    the dividend payment date.
Jill A. Fields
Vice President                      The reinvestment of dividends does not, in
                                    anyway, relieve participating shareholders
Michael P. Hermsen                  of any federal, state or local tax. For
Vice President                      federal income tax purposes, the amount
                                    reportable in respect of a dividend
Mary Wilson Kibbe                   received in newly-issued shares of the
Vice President                      Trust will be the fair market value of the
                                    shares received, which will be reportable
Richard E. Spencer, II              as ordinary income and/or capital gains.
Vice President
                                    As compensation for its services, the
Daniel J. Florence                  Transfer Agent receives a fee of 5% of any
Treasurer                           dividend and cash contribution (in no
                                    event in excess of $2.50 per distribution
John T. Davitt, Jr.                 per shareholder.)
Comptroller
                                    Any questions regarding the Plan should be
Melissa M. LaGrant                  addressed to Shareholder Financial
Chief Compliance Officer            Services, Inc., Agent for MassMutual
                                    Participation Investors' Dividend
                                    Reinvestment and Cash Purchase Plan, P.O.
                                    Box 173673, Denver, CO 80217-3673.

[LOGO]   MassMutual Participation Investors
         2009 Annual Report















                                                                          PI3848

ITEM 2.  CODE OF ETHICS.

         The Registrant adopted a Code of Ethics for Senior Financial Officers (the "Code") on October 17, 2003, which is available on the Registrant's website at www.babsoncapital.com/mpv. During the period covered by this Form N-CSR, there were no amendments to, or waivers from, the Code.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Registrant's Board of Trustees has determined that Mr. Donald E. Benson, a Trustee of the Registrant and a member of its Audit Committee, is an audit committee financial expert. Mr. Benson is "independent" for purposes of this Item 3 as required by applicable regulation.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                          FEES BILLED TO THE REGISTRANT

                                   KPMG LLP                KPMG LLP
                                   Year Ended             Year Ended
                                  December 31,            December 31,
                                      2009                   2008
                                   ----------             ----------
         Audit Fees                $   50,000             $   45,700
         Audit-Related Fees                 0                  6,125
         Tax Fees                      41,950                 39,950
         All Other Fees                     0                      0
                                   ----------             ----------
         Total Fees                $   91,950             $   91,775
                                   ==========             ==========


             NON-AUDIT FEES BILLED TO BABSON CAPITAL AND MASSMUTUAL

                                   KPMG LLP                KPMG LLP
                                   Year Ended             Year Ended
                                  December 31,            December 31,
                                      2009                   2008
                                   ----------             ----------
          Audit-Related Fees       $  874,597             $  864,409
          Tax Fees                          0                      0
          All Other Fees              350,000                      0
                                   ----------             ----------
          Total Fees               $1,224,597             $  864,409
                                   ==========             ==========

         The category "Audit-Related Fees" reflects fees billed by KPMG for various non-audit and non-tax services rendered to the Registrant, Babson Capital Management LLC ("Babson Capital") and Massachusetts Mutual Life Insurance Company ("MassMutual"), such as SAS 70 review, and agreed upon procedures reports. Preparation of Federal, state and local income tax returns and tax compliance work are representative of the fees reported in the "Tax Fees" category. The category "All Other Fees" represents fees billed by KPMG for consulting rendered to Babson Capital and MassMutual. The Sarbanes-Oxley Act of 2002 and its implementing regulations allows the Registrant's Audit Committee to establish a pre-approval policy for certain services rendered by the Registrant's independent accountants. During 2009, the Registrant's Audit Committee approved all of the services rendered to the Registrant by KPMG and did not rely on such a pre-approval policy for any such services.

         The Audit Committee reviewed the aggregate fees billed for professional services rendered by KPMG for 2008 and 2009 for the Registrant and for the non-audit services provided to Babson Capital, and Babson Capital's parent, MassMutual. As part of this review, the Audit Committee considered whether the provision of such non-audit services were compatible with maintaining the principal accountant's independence.

         The 2008 fees billed represent final 2008 amounts, which may differ from the preliminary figures available as of the filing date of the Registrant's 2009 Annual Form N-CSR and includes, among other things, fees for services that may not have been billed as of the filing date of the Registrant's 2009 Annual Form N-CSR, but are now properly included in the 2008 fees billed to the Registrant, Babson Capital, and MassMutual.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         The Registrant maintains an Audit Committee composed exclusively of Trustees of the Registrant who qualify as "independent" Trustees under the current listing standards of the New York Stock Exchange and the rules of U.S. Securities and Exchange Commission. The Committee operates pursuant to a written Audit Committee Charter, which is available (1) on the Registrant's website, www.babsoncapital.com/mpv; and (2) without charge, upon request, by calling, toll-free 866-399-1516. The current members of the Audit Committee are Donald E. Benson, Michael H. Brown, and Corine T. Norgaard.

ITEM 6.  SCHEDULE OF INVESTMENTS

         Not applicable for this filing.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         The Registrant's Board of Trustees has delegated proxy voting responsibilities relating to voting securities held by the Registrant to its investment adviser, Babson Capital Management LLC ("Babson Capital"). A summary of Babson Capital's proxy voting policies and procedures is set forth below.

         Summary of Babson Capital's Proxy Voting Policy
         -----------------------------------------------

         Babson Capital views the voting of proxies as an integral part of its investment management responsibility and believes, as a general principle, that proxies should be acted upon (voted or abstained) solely in the best interests of its clients (i.e. in a manner it believes is most likely to enhance the economic value of the underlying securities held in client accounts). To implement this general principle, it is Babson Capital's policy to generally vote proxies in accordance with the recommendations of Institutional Shareholder Services ("ISS"), a recognized authority on proxy voting and corporate governance, or, in cases where ISS has not made any recommendations with respect to a proxy, in accordance with ISS's proxy voting guidelines.

         Babson Capital recognizes, however, that there may be times when Babson Capital believes that it will be in the best interests of clients holding the securities to (1) vote against ISS's recommendations or (2) in cases where ISS has not provided Babson Capital with any recommendations with respect to a proxy, vote against ISS's proxy voting guidelines. Babson Capital may vote, in whole or part, against ISS's recommendations or ISS's proxy voting guidelines, as applicable, if such vote is authorized by the Proxy Voting Policy. The procedures set forth in the Proxy Voting Policy are designed to ensure that votes against ISS's recommendations or proxy voting guidelines have been made in the best interests of clients and are not the result of any material conflict of interest (a "Material Conflict"). For purposes of the Proxy Voting Policy, a Material Conflict shall means any position, relationship or interest, financial or otherwise, of Babson Capital (or any person authorized under the Proxy Voting Policy to vote proxies on behalf of Babson Capital) that would or could reasonably be expected to affect Babson Capital's or such person's independence or judgment concerning how to vote proxies.

         Summary of Babson Capital's Proxy Voting Procedures
         ---------------------------------------------------

         Babson Capital has (1) established a Best Execution and Proxy Committee that is responsible for the implementation and governance of the Proxy Voting Policy and (2) designated Proxy Administrators who will receive and post proxies for voting with ISS. In accordance with the Proxy Voting Policy, Babson Capital will generally vote all client proxies for which it has proxy voting discretion in accordance with ISS's recommendation or proxy voting guidelines, unless (i) a person authorized by the Best Execution and Proxy Committee (each a "Proxy Analyst") determines that it is in the clients' best interest to vote against ISS's recommendation or proxy voting guidelines or (ii) Babson Capital is unable or determines not to vote a proxy in accordance with the Proxy Voting Policy. In these cases: if (i) a Proxy Analyst recommends that a proxy should be voted against ISS's recommendation or guidelines, (ii) no other Proxy Analyst reviewing such proxy disagrees with such recommendation, and (iii) no known Material Conflict is identified by the Proxy Analyst(s) or the Proxy Administrator, the Proxy Administrator will vote the proxy or post the proxy for voting in accordance with the Proxy Analyst's recommendation. Otherwise, the proxy is to be submitted to a member of the Best Execution and Proxy Committee, who shall determine how to vote the proxy unless (i) the Proxy Analyst or Proxy Administrator has identified a Babson Capital Material Conflict or (ii) said Best Execution and Proxy Committee member has identified a Material Conflict personal to him or herself or a Babson Capital Material Conflict. In such cases, the proxy shall be submitted to the Best Execution and Proxy Committee, which may authorize a vote against ISS's recommendation or proxy voting guidelines only if the Best Execution and Proxy Committee determines that such vote is in the clients' best interests.

         No associate, officer, director, or Board of Managers Member of Babson Capital or its affiliates (other than those assigned such responsibilities under the Proxy Voting Policy) may influence how Babson Capital votes client proxies, unless such person has been requested to provide such assistance by a Proxy Analyst or Best Execution and Proxy Committee member and has disclosed any known Material Conflict. Any pre-vote communications prohibited by the Proxy Voting Policy shall be reported to the Best Execution and Proxy Committee member prior to voting and to Babson Capital's Chief Compliance Officer or General Counsel.

         Obtaining a Copy of the Policy
         ------------------------------

         Clients may obtain a copy of the Proxy Voting Policy and information about how Babson Capital voted proxies related to their securities, free of charge, by contacting the Chief Compliance Officer, Babson Capital Management LLC, Independence Wharf, 470 Atlantic Avenue, Boston, MA 02210, or calling, toll free, 1-877-766-0014.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         The following disclosure item is made as of the date of this Form N-CSR unless otherwise indicated.

         PORTFOLIO MANAGER. Michael L. Klofas serves as the President of the Registrant (since 2009) and as one of its Portfolio Managers. Mr. Klofas began his service to the Registrant in 1998 as a Vice President. With over 25 years of industry experience, Mr. Klofas is a Managing Director of the Mezzanine and Private Equity Group of Babson Capital Management LLC ("Babson Capital"). Mr. Klofas joined MassMutual in 1988. Prior to joining MassMutual, he spent two years at a small venture capital firm and two years at a national public accounting firm. At MassMutual and then Babson Capital, Mr. Klofas has analyzed and invested in traditional private placements and high yield public and private bonds, and leveraged bank loans. He also spent three years leading Babson Capital's workout and restructuring activities. Since 1992, he has focused on originating, analyzing, structuring and documenting mezzanine and private equity investments. Mr. Klofas holds a B.A. from Brandeis University and an M.B.A. from Babson College, as well as a Chartered Financial Analyst and Certified Public Accountant designations. Mr. Klofas also presently serves as President of MassMutual Corporate Investors, another closed-end management investment company advised by Babson Capital.

         PORTFOLIO MANAGEMENT TEAM. Mr. Klofas has primary responsibility for overseeing the investment of the Registrant's portfolio, with the day-to-day investment management responsibility of the Registrant's portfolio being shared with the following Babson Capital investment professionals (together with the Portfolio Manager, the "Portfolio Team").

         Michael P. Hermsen and Richard E. Spencer, II are each a Vice President of the Registrant and a Managing Director of Babson Capital. Together with Mr. Klofas, they are responsible for managing Babson Capital's Mezzanine and Private Equity Group within the Corporate Securities Group, which is responsible for finding, analyzing, negotiating and servicing mezzanine private placement securities for the Registrant.

         Mr. Hermsen joined MassMutual in 1990 and has been an officer of the Registrant since 1998. Previously, he worked at Teachers Insurance and Annuity Association where he was a generalist private placement analyst. At MassMutual and then Babson Capital, Mr. Hermsen has analyzed and invested in traditional private placements, high yield public and private bonds, and leveraged bank loans. He has also been responsible for managing a small portfolio of distressed investments. Since 1992, he has focused on originating, analyzing, structuring and documenting mezzanine and private equity investments. He holds a B.A. from Bowdoin College and an M.B.A. from Columbia University, as well as a Chartered Financial Analyst designation.

         Mr. Spencer joined MassMutual in 1989 after three years as a corporate loan analyst at a major New England bank. He has been an officer of the Registrant since 2002. At MassMutual and then Babson Capital, Mr. Spencer has analyzed and invested in traditional private placements, high yield public and private bonds, leveraged bank loans, mezzanine debt and private equity. From 1993 to 1999, he was the lead restructuring professional at Babson Capital. Since 1999, Mr. Spencer has focused on originating, analyzing, structuring and documenting mezzanine and private equity investments. He holds a B.A. from Bucknell University and an M.B.A. from the State University of New York at Buffalo, as well as a Chartered Financial Analyst designation.

         Jill A. Fields is responsible for the day-to-day management of the Registrant's public high yield and investment grade fixed income portfolio. Ms. Fields has been a Vice President of the Registrant since 2006. Ms. Fields is a Managing Director of Babson Capital with over 20 years of industry experience in high yield total return structured credit leveraged loans and private placement investing. Prior to joining Babson Capital in 1997, she was a credit analyst at Shawmut National Bank, and the Director of Corporate Bond Research at Hartford Life Insurance Group. Ms. Fields holds a B.S. from Pennsylvania State University and an M.B.A. from the University of Connecticut.

         OTHER ACCOUNTS MANAGED BY THE PORTFOLIO TEAM. The members of the Registrant's Portfolio Team also have primary responsibility for the day-to-day management of other Babson Capital advisory accounts, including, among others, closed-end and open-end investment companies, private investment funds, MassMutual-affiliated accounts, as well as separate accounts for institutional clients. These advisory accounts are identified below.

                                                      NUMBER OF
                                                      ACCOUNTS          APPROXIMATE
                                          TOTAL       WITH              ASSET SIZE OF
                                          NUMBER      APPROXIMATE       PERFORMANCE-     PERFORMANCE-
PORTFOLIO     ACCOUNT                     OF          TOTAL ASSET       BASED            BASED ADVISORY
TEAM          CATEGORY                    ACCOUNTS    SIZE(A)           ADVISORY FEE     FEE ACCOUNTS(A)
------------  ---------------------       --------    ------------      ------------     --------------
Clifford M.   Registered Investment
Noreen(B)     Companies                       1       $214.4 million         0           N/A
              -----------------------------------------------------------------------------------------
              Other Pooled Investment
              Vehicles                        1       $16.1 million          1           $16.1 million
              -----------------------------------------------------------------------------------------
              Other Accounts                  0       N/A                    0           N/A
              -----------------------------------------------------------------------------------------
Jill A.       Registered Investment
Fields        Companies                       3       $675 million           0           N/A
              -----------------------------------------------------------------------------------------
              Other Pooled Investment
              Vehicles                        1       $74.7 million          1           $74.7 million
              -----------------------------------------------------------------------------------------
              Other Accounts (C)              5       $534.5 million         0           N/A
              -----------------------------------------------------------------------------------------
Michael P.    Registered Investment
Hermsen       Companies                       1       $214.4 million         0           N/A
              -----------------------------------------------------------------------------------------
              Other Pooled Investment
              Vehicles (D)                    5       $992 million           5           $992 million
              -----------------------------------------------------------------------------------------
              Other Accounts                  0       N/A                    0           N/A
              -----------------------------------------------------------------------------------------
Michael L.    Registered Investment
Klofas        Companies                       1       $214.4 million         0           N/A
              -----------------------------------------------------------------------------------------
              Other Pooled Investment
              Vehicles (D)                    5       $992 million           5           $992 million
              -----------------------------------------------------------------------------------------
              Other Accounts                  0       N/A                    0           N/A
              -----------------------------------------------------------------------------------------
Richard E.    Registered Investment
Spencer, II   Companies                       1       $214.4 million         0           N/A
              -----------------------------------------------------------------------------------------
              Other Pooled Investment
              Vehicles (D)                    5       $992 million           5           $992 million
              -----------------------------------------------------------------------------------------
              Other Accounts                  0       N/A                    0           N/A

     (A) Account asset size has been calculated as of December 31, 2009.

     (B) Mr. Noreen, as head of Babson Capital's Corporate Securities Group, has overall responsibility for all corporate credit related investments, including public and private bonds, mezzanine, and private equity investments, as well as structured credit products managed by Babson Capital. Except for the accounts noted in the table above, Mr. Noreen is not primarily responsible for the day-to-day management of the other accounts managed by Babson Capital's Corporate Securities Group.

     (C) Ms. Fields manages the high yield sector of the general investment account of Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company; however these assets are not represented in the table above.

     (D) Messrs. Hermsen, Klofas and Spencer manage private placement mezzanine debt securities for the general investment account of Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company; however these assets are not represented in the table above.

         MATERIAL CONFLICTS OF INTEREST. The potential for material conflicts of interest may exist as the members of the Portfolio Team have responsibilities for the day-to-day management of multiple advisory accounts. These conflicts may be heightened to the extent the individual, Babson Capital and/or an affiliate has an investment in one or more of such accounts or an interest in the performance of one or more of such accounts. Babson Capital has identified (and summarized below) areas where material conflicts of interest are most likely to arise, and has adopted polices and procedures that it believes are reasonably designed to address such conflicts.

         Babson Capital or its affiliates, including MassMutual and its affiliates, may from time to time, acting as principal, buy securities or other investments for itself from or sell securities or other investments it owns to its advisory clients. Likewise, Babson Capital may either directly or on behalf of MassMutual, purchase and/or hold securities or other investments that are subsequently sold or transferred to advisory clients. Babson Capital has a conflict of interest in connection with a transaction where it or an affiliate is acting as principal since it may have an incentive to favor itself or its affiliates over its advisory clients in connection with the transaction. To address these conflicts of interest, Babson Capital has adopted certain policies and procedures, including but not limited to policies and procedures on transactions with affiliates. Any such transaction will be consistent with Babson Capital's fiduciary obligation to act in the best interests of its clients, including its ability to obtain best execution in connection with the transaction, and will be in compliance with applicable legal and regulatory requirements.

         Babson Capital may effect cross-trades on behalf of its advisory clients whereby one advisory client buys securities or other investments from or sells securities or other investments to another advisory client. Babson Capital may also effect cross-transactions involving advisory accounts or funds in which it or its affiliates, including MassMutual, and their respective employees, have an ownership interest or for which Babson Capital is entitled to earn a performance or incentive fee. As a result, Babson Capital has a conflict of interest in connection with the cross-transaction since it may have an incentive to favor the advisory client or fund in which it or its affiliate has an ownership interest and/or is entitled to a performance or incentive fee. To address these conflicts of interest, Babson Capital has adopted certain policies and procedures, including but not limited to policies and procedures on transactions with affiliates. Any such cross-transaction will be consistent with Babson Capital's fiduciary obligation to act in the best interests of each of its advisory clients, including its ability to obtain best execution for each advisory client in connection with the cross-trade transaction, and will be in compliance with applicable legal and regulatory requirements. Babson Capital will not receive a commission or any other remuneration (other than its advisory fee) for effecting cross-transactions between advisory clients.

         Babson Capital may invest client assets in securities or other investments that are also held by (i) Babson Capital or its affiliates, including MassMutual, (ii) other Babson Capital advisory accounts,
         (iii) funds or accounts in which Babson Capital or its affiliates or their respective employees have an ownership or economic interest or
         (iv) employees of Babson Capital or its affiliates. Babson Capital may also, on behalf of its advisory clients, invest in the same or different securities or instruments of issuers in which (i) Babson Capital or its affiliates, including MassMutual, (ii) other Babson Capital advisory accounts, (iii) funds or accounts in which Babson Capital, its affiliates, or their respective employees have an ownership or economic interest or (iv) employees of Babson Capital or its affiliates, have an ownership interest as a holder of the debt, equity or other instruments of the issuer. Babson Capital has a conflict of interest in connection with any such transaction since investments by its advisory clients may directly or indirectly benefit Babson Capital and/or its affiliates and employees by potentially increasing the value of the securities or instruments it holds in the issuer. Any investment by Babson Capital on behalf of its advisory clients will be consistent with its fiduciary obligations to act in the best interests of its advisory clients, and otherwise be consistent with such clients' investment objectives and restrictions.

         Babson Capital or its affiliates may also recommend that clients invest in registered or unregistered investment companies, including private investment funds such as hedge funds, private equity funds or structured funds, (i) advised by Babson Capital or an affiliate, (ii) in which Babson Capital, an affiliate or their respective employees has an ownership or economic interest or (iii) with respect to which Babson Capital or an affiliate has an interest in the entity entitled to receive the fees paid by such funds. Babson Capital has a conflict of interest in connection with any such recommendation since it may have an incentive to base its recommendation to invest in such investment companies or private funds on the fees that Babson Capital or its affiliates would earn as a result of the investment by its advisory clients in the investment companies or private funds. Any recommendation to invest in a Babson Capital advised fund or other investment company will be consistent with Babson Capital's fiduciary obligations to act in the best interests of its advisory clients, consistent with such clients' investment objectives and restrictions. Babson Capital may, in certain limited circumstances, offer to clients that invest in private investment funds that it advises an equity interest in entities that receive advisory fees and carried profits interest from such funds.

         Babson Capital may permit certain of its portfolio managers and other employees to invest in private investment funds advised by Babson Capital or its affiliates and/or share in the performance or incentive fees received by Babson Capital from such funds. If the portfolio manager or other employee was responsible for both the portfolio management of the private fund and other Babson Capital advisory accounts, such person would have a conflict of interest in connection with investment decisions since the person may have an incentive to direct the best investment ideas, or to allocate trades, in favor of the fund in which he or she is invested or otherwise entitled to share in the performance or incentive fees received from such fund. To address these conflicts of interest, Babson Capital has adopted a policy governing side by side management of private investment funds and other advisory accounts, which policy requires, among others things, that Babson Capital treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Babson Capital from favoring any particular advisory account as a result of the ownership or economic interests of Babson Capital, its affiliates or employees, in such advisory account. Any investment by a Babson Capital employee in one of its private funds is also governed by Babson Capital's employee co-investment policy.

         As noted above, Babson Capital's portfolio managers are often responsible for the day-to-day management of multiple accounts, including, among others, separate accounts for institutional clients, closed-end and open-end registered investment companies, and/or private investment funds (such as hedge funds, private equity funds, and structured funds), as well as for proprietary accounts of Babson Capital and its affiliates, including MassMutual and its affiliates. The potential for material conflicts of interest exist whenever a portfolio manager has responsibility for the day-to-day management of multiple advisory accounts. These conflicts may be heightened to the extent a portfolio manager is responsible for managing a proprietary account for Babson Capital or its affiliates or where the portfolio manager, Babson Capital and/or an affiliate has an investment in one or more of such accounts or an interest in the performance of one or more of such accounts (e.g., through the receipt of a performance or incentive fee).

         Such potential conflicts include those relating to allocation of investment opportunities. For example, it is possible that an investment opportunity may be suitable for more than one account managed by Babson Capital, but may not be available in sufficient quantities for all accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by multiple accounts. A conflict arises where the portfolio manager has an incentive to treat an account preferentially because the account pays Babson Capital or its affiliates a performance-based fee or the portfolio manager, Babson Capital or an affiliate has an ownership or other economic interest in the account. As noted above, Babson Capital also acts as an investment manager for certain of its affiliates, including MassMutual. These affiliate accounts co-invest jointly and concurrently with Babson Capital's other advisory clients and therefore share in the allocation of such investment opportunities. To address these conflicts of interest associated with the allocation of trading and investment opportunities, Babson Capital has adopted an investment allocation policy and trade allocation procedures that govern the allocation of portfolio transactions and investment opportunities across multiple advisory accounts, including affiliated accounts. In addition, as noted above, to address these conflicts of interest, Babson Capital has adopted a policy governing side-by-side management of private investment funds and other advisory accounts, which policy requires, among others things, that Babson Capital treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Babson Capital from favoring any particular advisory account as a result of the ownership or economic interests of Babson Capital, its affiliates or employees, in such advisory accounts. Any investment by a Babson Capital employee in one of its private funds is also governed by Babson Capital's employee co-investment policy.

         Potential material conflicts of interest may also arise related to the knowledge and timing of an account's trades, investment opportunities and broker selection. Babson Capital and its portfolio managers have information about the size, timing and possible market impact of the trades of each account they manage. It is possible that portfolio managers could use this information for their personal advantage and/or the advantage or disadvantage of various accounts which they manage. For example, a portfolio manager could, or cause a favored account to, "front run" an account's trade or sell short a security for an account immediately prior to another accounts sale of that security. To address these conflicts, Babson Capital has adopted policies and procedures and a Code of Ethics governing employees' personal securities transactions, the use of short sales, and side-by-side management of private investment funds and other advisory accounts.

         Potential material conflicts of interest may also arise if a trade error occurs in a client account. A trade error is deemed to occur if there is a deviation by Babson Capital from the applicable standard of care in connection with the placement, execution or settlement of a trade for an advisory account that results in (1) Babson Capital purchasing securities not permitted or authorized by a client's investment advisory agreement or otherwise failing to follow a client's specific investment directives; (2) Babson Capital purchasing or selling the wrong security or the wrong amount of securities on behalf of a client's account; or (3) Babson Capital purchasing or selling securities for, or allocating securities to, the wrong client account. When correcting these errors, conflicts of interest between Babson Capital and its advisory accounts may arise as decisions are made on whether to cancel, reverse or reallocate the erroneous trades. In order to address these conflicts, Babson Capital has adopted policies and procedures governing the resolution of trading errors, and will follow these policies and procedures in order to ensure that trade errors are handled promptly and appropriately and that no client account is harmed by an erroneous trade.

         With respect to securities transactions for most of the accounts it manages, Babson Capital determines which broker to use to execute each order, consistent with its fiduciary duty to seek best execution of the transaction. Babson Capital manages certain accounts, however, for clients who limit its discretion with respect to the selection of brokers or direct it to execute such client's transaction through a particular broker. In these cases, trades for such an account in a particular security may be placed separately from, rather than aggregated with, those in the same security for other accounts. Placing separate transaction orders for a security may temporarily affect the market price of the security or otherwise affect the execution of the transaction to the possible detriment of one or more of the other account(s) involved. Babson Capital has policies and procedures that address best execution and directed brokerage arrangements.

         Babson Capital and its portfolio managers or employees may have other actual or potential conflicts of interest in managing an advisory account, and the list above is not a complete description of every conflict of interest that could be deemed to exist.

         COMPENSATION. The current Babson Capital compensation and incentive program for investment professionals is designed to attract, motivate and retain high-performing individuals.

         To help Babson Capital make informed decisions, Babson Capital participates in annual compensation surveys of investment management firms using McLagan Partners, in addition to other industry specific resources. The firms selected for periodic peer-group comparisons typically have similar asset size or business mix. Annually, a review is conducted of total compensation versus market, to ensure that individual pay is competitive with the defined overall market.

         The compensation package for the members of the Portfolio Team is comprised of a market-driven base salary, a performance-driven annual bonus, and discretionary long-term incentives. The performance-driven bonus is based on the performance of the accounts managed by the members of the Portfolio Team relative to appropriate benchmarks, including with respect to the Registrant, to the Russell 2000 Index and Lehman Brothers U.S. Corporate High Yield Index. Performance of the Registrant, like other accounts Portfolio Team members manage, are evaluated on a pre-tax basis, and are reviewed over one and three-year periods, with greater emphasis given to the latter. There are other factors that affect bonus awards to a lesser extent, such as client satisfaction, teamwork, the assets under management, and the overall success of Babson Capital. Such factors are considered as a part of the overall annual bonus evaluation process by the management of Babson Capital.

         Long-Term incentives are designed to share with participants the longer-term value created in Babson Capital. Long-term incentives may take the form of deferred cash awards (including deferred cash awards that provide a portfolio manager with the economic equivalent of a "shareholder" interest in Babson Capital by linking the value of the award to a formula which ties to the value of the business), and/or, in the case of a portfolio manager who manages a private investment fund with a performance fee, a deferred cash award or a direct profit sharing interest that results in the portfolio manager receiving amounts based on the amount of the performance fee paid by such fund. These long-term incentives vest over time and are granted annually, based upon the same criteria used to determine the performance-driven annual bonus detailed above. Because the Portfolio Team members are generally responsible for multiple accounts (including the Registrant), they are compensated on the overall performance of the accounts that they manage, rather than a specific account, except for the portion of compensation relating to any performance fee award.

         BENEFICIAL OWNERSHIP. As of December 31, 2009, members of the Portfolio Team beneficially owned the following dollar range of equity securities in the Registrant:

                                             DOLLAR RANGE OF BENEFICIALLY OWNED*
         PORTFOLIO TEAM                      EQUITY SECURITIES OF THE REGISTRANT
         ----------------------              -----------------------------------
         Clifford M. Noreen                  None
         Jill A. Fields                      None
         Michael P. Hermsen                  $10,001-$50,000
         Michael L. Klofas                   None
         Richard E. Spencer II               None

* Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not Applicable for this filing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         Not Applicable for this filing.

ITEM 11. CONTROLS AND PROCEDURES.

         (a) The principal executive officer and principal financial officer of the Registrant evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing date of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the Registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

        (a)(1) ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

               None.

        (a)(2) A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

               Attached hereto as EX-99.31.1
               Attached hereto as EX-99.31.2

        (a)(3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

               Not Applicable for this filing.

        (b)    CERTIFICATIONS PURSUANT TO RULE 302-2(b) UNDER THE ACT.

               Attached hereto as EX-99.32

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):   MassMutual Participation Investors
                ----------------------------------
By:             /s/ Michael L. Klofas
                ----------------------------------
                Michael L. Klofas, President
                ----------------------------------
Date:           March 8, 2010
                ----------------------------------

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:             /s/ Michael L. Klofas
                ----------------------------------
                Michael L. Klofas, President
                ----------------------------------
Date:           March 8, 2010
                ----------------------------------
By:             /s/ James M. Roy
                ----------------------------------
                James M. Roy, Vice President and
                Chief Financial Officer
                ----------------------------------
Date:           March 8, 2010
                ----------------------------------